UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-215

Fidelity Hastings Street Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2010

Item 1. Reports to Stockholders

Fidelity Fifty®

Annual Report

June 30, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets came under significant pressure in May 2010 when investor sentiment turned bearish amid growing concern that Europe's debt crisis would expand and slow or derail economic recovery. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Fifty®	11.26%	-1.57%	0.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Fifty® on June 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite a host of negative events fueling volatility in the first half of 2010 - including sovereign debt woes in Europe, concerns about the sustainability of a global economic recovery, the disastrous oil spill in the Gulf of Mexico and even a May 6 "flash-crash" that momentarily sliced 9% off the Dow Jones Industrial AverageSM - U.S. stock markets posted double-digit gains for the year ending June 30, 2010. After a brief, early-period dip, markets headed up again, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Aside from a slide in January, positive news continued through mid-April, when the Dow pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as Europe's troubling debt crisis fueled worries that it might spread globally, sparking a precipitous sell-off in May that marked the first official market correction since the rally began in March 2009. Although the market's malaise continued through June, the Dow still finished the period with an 18.94% gain, while the S&P 500® Index was up 14.43%. Small- and mid-cap stocks did even better, as measured by the 21.48% increase in the Russell 2000® Index and the 25.13% gain in the Russell Midcap® Index. The technology-laden Nasdaq Composite® Index also fared well, returning 15.98%.

Comments from Peter Saperstone, Portfolio Manager of Fidelity Fifty®: For the year ending June 30, 2010, the fund gained 11.26%, trailing the S&P 500®. The biggest area of underperformance by a wide margin was the information technology sector, where stock selection in hardware/equipment names was particularly disappointing. Canada's Research In Motion, maker of the BlackBerry mobile phone series, and QUALCOMM, maker of a key technology for mobile phones, were notable detractors. Poor positioning in the financials sector hurt, as did weak stock picking in energy, particularly a position in energy services company Weatherford International. In contrast, the consumer discretionary sector was a source of strength, led by two consumer services stocks, Royal Caribbean Cruises and coffee retailer Starbucks, both of which managed to recover from weak stock performance in recent years. Security selection in the food/beverage/tobacco industry within consumer staples also helped, driven by an allocation to Belgian brewer Anheuser-Busch InBev. Many of the names I've mentioned were not included in the index, and several were sold from the fund before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 to June 30, 2010).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010 to June 30, 2010
Actual	.68%	$ 1,000.00	$ 927.50	$ 3.25
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,021.42	$ 3.41

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Anheuser-Busch InBev SA NV	5.1	2.1
Exxon Mobil Corp.	4.5	2.6
Philip Morris International, Inc.	4.4	1.9
DIRECTV	4.0	2.8
MasterCard, Inc. Class A	3.9	3.0
Pfizer, Inc.	3.9	1.9
Fiserv, Inc.	3.6	3.5
JPMorgan Chase & Co.	3.5	1.9
QUALCOMM, Inc.	3.0	3.1
Dollar General Corp.	3.0	0.0
	38.9
Top Five Market Sectors as of June 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.6	20.9
Consumer Discretionary	21.1	18.7
Health Care	16.5	12.1
Consumer Staples	12.1	8.4
Energy	8.7	9.7
Asset Allocation (% of fund's net assets)
As of June 30, 2010*		As of December 31, 2009**
	Stocks 99.5%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	17.3%	** Foreign investments	11.1%

Annual Report

Investments June 30, 2010

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
CONSUMER DISCRETIONARY - 17.6%
Diversified Consumer Services - 3.0%
DeVry, Inc.	362,288	$ 19,016,497
Hotels, Restaurants & Leisure - 4.3%
International Game Technology	1,000,300	15,704,710
Starbucks Corp.	504,400	12,256,920
		27,961,630
Leisure Equipment & Products - 1.3%
Hasbro, Inc.	206,200	8,474,820
Media - 6.0%
DIRECTV (a)	768,900	26,081,088
The Walt Disney Co.	405,845	12,784,118
		38,865,206
Multiline Retail - 3.0%
Dollar General Corp.	700,700	19,304,285
TOTAL CONSUMER DISCRETIONARY		113,622,438
CONSUMER STAPLES - 12.1%
Beverages - 7.7%
Anheuser-Busch InBev SA NV	693,224	33,329,732
The Coca-Cola Co.	330,173	16,548,271
		49,878,003
Tobacco - 4.4%
Philip Morris International, Inc.	609,446	27,937,005
TOTAL CONSUMER STAPLES		77,815,008
ENERGY - 8.7%
Energy Equipment & Services - 1.8%
Weatherford International Ltd. (a)	858,463	11,280,204
Oil, Gas & Consumable Fuels - 6.9%
EXCO Resources, Inc.	215,500	3,148,455
Exxon Mobil Corp.	506,892	28,928,326
Hess Corp.	129,071	6,497,434
Williams Companies, Inc.	337,500	6,169,500
		44,743,715
TOTAL ENERGY		56,023,919
Common Stocks - continued
	Shares	Value
FINANCIALS - 8.0%
Commercial Banks - 2.0%
PNC Financial Services Group, Inc.	227,643	$ 12,861,830
Diversified Financial Services - 6.0%
JPMorgan Chase & Co.	608,859	22,290,328
Moody's Corp. (c)	686,158	13,668,267
NBH Holdings Corp. Class A (a)(d)	131,400	2,562,300
		38,520,895
TOTAL FINANCIALS		51,382,725
HEALTH CARE - 16.5%
Health Care Equipment & Supplies - 3.7%
Edwards Lifesciences Corp. (a)	157,170	8,804,663
Hill-Rom Holdings, Inc.	179,200	5,453,056
Hologic, Inc. (a)	719,800	10,026,814
		24,284,533
Health Care Providers & Services - 3.9%
Express Scripts, Inc. (a)	184,300	8,665,786
McKesson Corp.	250,200	16,803,432
		25,469,218
Life Sciences Tools & Services - 2.3%
Charles River Laboratories International, Inc. (a)	431,300	14,754,773
Pharmaceuticals - 6.6%
Merck & Co., Inc.	494,100	17,278,677
Pfizer, Inc.	1,760,034	25,098,085
		42,376,762
TOTAL HEALTH CARE		106,885,286
INDUSTRIALS - 6.3%
Commercial Services & Supplies - 1.5%
Waste Management, Inc.	312,807	9,787,731
Construction & Engineering - 1.0%
Fluor Corp.	156,975	6,671,438
Machinery - 1.9%
Ingersoll-Rand Co. Ltd.	353,400	12,188,766
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 1.9%
America Latina Logistica SA unit	763,400	$ 5,965,152
CSX Corp.	128,185	6,361,822
		12,326,974
TOTAL INDUSTRIALS		40,974,909
INFORMATION TECHNOLOGY - 23.6%
Communications Equipment - 6.0%
Juniper Networks, Inc. (a)	573,114	13,078,461
QUALCOMM, Inc.	592,000	19,441,280
Tekelec (a)	495,900	6,565,716
		39,085,457
Computers & Peripherals - 2.0%
Apple, Inc. (a)	50,194	12,625,297
Internet Software & Services - 4.8%
Akamai Technologies, Inc. (a)	121,480	4,928,444
Baidu.com, Inc. sponsored ADR (a)	96,000	6,535,680
eBay, Inc. (a)	662,109	12,983,957
Yahoo!, Inc. (a)	465,600	6,439,248
		30,887,329
IT Services - 7.5%
Fiserv, Inc. (a)	506,295	23,117,430
MasterCard, Inc. Class A	128,666	25,672,727
		48,790,157
Software - 3.3%
AsiaInfo Holdings, Inc. (a)	301,600	6,592,976
Autonomy Corp. PLC (a)	100,900	2,749,542
Microsoft Corp.	522,213	12,016,121
		21,358,639
TOTAL INFORMATION TECHNOLOGY		152,746,879
MATERIALS - 3.2%
Chemicals - 0.5%
Ecolab, Inc.	74,100	3,327,831
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 2.7%
Agnico-Eagle Mines Ltd. (Canada)	231,500	$ 14,043,746
Newcrest Mining Ltd.	111,957	3,264,382
		17,308,128
TOTAL MATERIALS		20,635,959
TOTAL COMMON STOCKS (Cost $648,002,411)		620,087,123
Nonconvertible Preferred Stocks - 3.5%

CONSUMER DISCRETIONARY - 3.5%
Automobiles - 3.5%
Porsche Automobil Holding SE	228,758	9,793,921
Volkswagen AG	144,220	12,662,258
		22,456,179
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $25,474,476)		22,456,179
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 0.20% (e)	16,376,626	16,376,626
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(e)	10,532,982	10,532,982
TOTAL MONEY MARKET FUNDS (Cost $26,909,608)		26,909,608
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $700,386,495)		669,452,910
NET OTHER ASSETS (LIABILITIES) - (3.6)%		(23,420,544)
NET ASSETS - 100%		$ 646,032,366
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,562,300 or 0.4% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,818
Fidelity Securities Lending Cash Central Fund	284,100
Total	$ 303,918
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ashmore Global Opps Ltd.	$ 8,696,056	$ -	$ 9,994,789	$ -	$ -
Other Information

The following is a summary of the inputs used, as of June 30, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 136,078,617	$ 113,622,438	$ 22,456,179	$ -
Consumer Staples	77,815,008	44,485,276	33,329,732	-
Energy	56,023,919	56,023,919	-	-
Financials	51,382,725	48,820,425	-	2,562,300
Health Care	106,885,286	106,885,286	-	-
Industrials	40,974,909	40,974,909	-	-
Information Technology	152,746,879	149,997,337	2,749,542	-
Materials	20,635,959	17,371,577	3,264,382	-
Money Market Funds	26,909,608	26,909,608	-	-
Total Investments in Securities:	$ 669,452,910	$ 605,090,775	$ 61,799,835	$ 2,562,300
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(121,001)
Cost of Purchases	2,683,301
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 2,562,300
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at June 30, 2010	$ (121,001)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.7%
Belgium	5.1%
Germany	3.5%
Canada	2.2%
Ireland	1.9%
Switzerland	1.8%
China	1.0%
Others (Individually Less Than 1%)	1.8%
100.0%
Income Tax Information

At June 30, 2010, the Fund had a capital loss carryforward of approximately $443,813,836 all of which will expire on June 30, 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2010

Assets
Investment in securities, at value (including securities loaned of $10,234,976) - See accompanying schedule: Unaffiliated issuers (cost $673,476,887)	$ 642,543,302
Fidelity Central Funds (cost $26,909,608)	26,909,608
Total Investments (cost $700,386,495)		$ 669,452,910
Cash		24,738
Receivable for investments sold		12,090,364
Receivable for fund shares sold		387,001
Dividends receivable		828,298
Distributions receivable from Fidelity Central Funds		3,371
Other receivables		35,572
Total assets		682,822,254

Liabilities
Payable for investments purchased	$ 25,230,960
Payable for fund shares redeemed	619,756
Accrued management fee	170,167
Other affiliated payables	192,630
Other payables and accrued expenses	43,393
Collateral on securities loaned, at value	10,532,982
Total liabilities		36,789,888

Net Assets		$ 646,032,366
Net Assets consist of:
Paid in capital		$ 1,128,601,700
Undistributed net investment income		2,092,412
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(453,727,433)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(30,934,313)
Net Assets, for 46,305,426 shares outstanding		$ 646,032,366
Net Asset Value, offering price and redemption price per share ($646,032,366 ÷ 46,305,426 shares)		$ 13.95

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended June 30, 2010

Investment Income
Dividends		$ 8,580,607
Income from Fidelity Central Funds		303,918
Total income		8,884,525

Expenses
Management fee Basic fee	$ 4,152,064
Performance adjustment	(1,432,250)
Transfer agent fees	2,267,124
Accounting and security lending fees	286,519
Custodian fees and expenses	40,166
Independent trustees' compensation	4,556
Registration fees	30,858
Audit	48,211
Legal	5,037
Interest	2,744
Miscellaneous	13,805
Total expenses before reductions	5,418,834
Expense reductions	(259,639)	5,159,195
Net investment income (loss)		3,725,330
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	144,478,763
Other affiliated issuers	(1,743,284)
Foreign currency transactions	(29,792)
Capital gain distributions from Fidelity Central Funds	1,881
Total net realized gain (loss)		142,707,568
Change in net unrealized appreciation (depreciation) on: Investment securities	(61,215,269)
Assets and liabilities in foreign currencies	(2,237)
Total change in net unrealized appreciation (depreciation)		(61,217,506)
Net gain (loss)		81,490,062
Net increase (decrease) in net assets resulting from operations		$ 85,215,392

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended June 30, 2010	Year ended June 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,725,330	$ 5,117,193
Net realized gain (loss)	142,707,568	(413,153,915)
Change in net unrealized appreciation (depreciation)	(61,217,506)	(63,576,797)
Net increase (decrease) in net assets resulting from operations	85,215,392	(471,613,519)
Distributions to shareholders from net investment income	(2,379,634)	(2,940,731)
Distributions to shareholders from net realized gain	(765,053)	(2,245,538)
Total distributions	(3,144,687)	(5,186,269)
Share transactions Proceeds from sales of shares	71,975,141	103,228,702
Reinvestment of distributions	3,072,122	5,069,296
Cost of shares redeemed	(202,227,062)	(242,833,808)
Net increase (decrease) in net assets resulting from share transactions	(127,179,799)	(134,535,810)
Total increase (decrease) in net assets	(45,109,094)	(611,335,598)

Net Assets
Beginning of period	691,141,460	1,302,477,058
End of period (including undistributed net investment income of $2,092,412 and undistributed net investment income of $1,157,576, respectively)	$ 646,032,366	$ 691,141,460
Other Information Shares
Sold	4,923,051	8,273,139
Issued in reinvestment of distributions	213,569	393,754
Redeemed	(13,718,753)	(19,050,293)
Net increase (decrease)	(8,582,133)	(10,383,400)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended June 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 12.59	$ 19.95	$ 26.09	$ 23.62	$ 20.07
Income from Investment Operations
Net investment income (loss) B	.07	.09	(.02)	.07	.11 E
Net realized and unrealized gain (loss)	1.35	(7.36)	(1.85)	4.27	3.61
Total from investment operations	1.42	(7.27)	(1.87)	4.34	3.72
Distributions from net investment income	(.05)	(.05)	(.02)	(.09)	(.01)
Distributions from net realized gain	(.02)	(.04)	(4.25)	(1.78)	(.16)
Total distributions	(.06) I	(.09)	(4.27)	(1.87)	(.17)
Redemption fees added to paid in capital	-	-	-	- B, G, H	- B, H
Net asset value, end of period	$ 13.95	$ 12.59	$ 19.95	$ 26.09	$ 23.62
Total Return A	11.26%	(36.47)%	(8.50)%	20.47%	18.56%
Ratios to Average Net Assets C, F
Expenses before reductions	.73%	.71%	.99%	.84%	.79%
Expenses net of fee waivers, if any	.73%	.71%	.99%	.84%	.79%
Expenses net of all reductions	.69%	.70%	.98%	.83%	.77%
Net investment income (loss)	.50%	.67%	(.08)%	.30%	.46% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 646,032	$ 691,141	$ 1,302,477	$ 1,487,452	$ 1,195,648
Portfolio turnover rate D	246%	424%	173%	236%	107%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .27%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G The redemption fee was eliminated during the year ended June 30, 2007.

H Amount represents less than $.01 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.045 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2010

1. Organization.

Fidelity Fifty (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of June 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 30,986,832
Gross unrealized depreciation	(71,834,015)
Net unrealized appreciation (depreciation)	$ (40,847,183)

Tax Cost	$ 710,300,093

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,092,411
Capital loss carryforward	$ (443,813,836)
Net unrealized appreciation (depreciation)	$ (40,847,911)

The tax character of distributions paid was as follows:

	June 30, 2010	June 30, 2009
Ordinary Income	$ 3,144,687	$ 5,186,269

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,783,057,051 and $1,908,210,085, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .37% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .31% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $24,235 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,735,023.39%		$ 2,744

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,055 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $284,100.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $259,639 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fifty:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fifty (a fund of Fidelity Hastings Street Trust) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fifty's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

FIF-UANN-0810
1.787732.107

Fidelity®

Fund

Annual Report

June 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets came under significant pressure in May 2010 when investor sentiment turned bearish amid growing concern that Europe's debt crisis would expand and slow or derail economic recovery. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity® Fund	10.40%	-0.07%	-1.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Fund, a class of the fund, on June 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite a host of negative events fueling volatility in the first half of 2010 - including sovereign debt woes in Europe, concerns about the sustainability of a global economic recovery, the disastrous oil spill in the Gulf of Mexico and even a May 6 "flash-crash" that momentarily sliced 9% off the Dow Jones Industrial AverageSM - U.S. stock markets posted double-digit gains for the year ending June 30, 2010. After a brief, early-period dip, markets headed up again, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Aside from a slide in January, positive news continued through mid-April, when the Dow pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as Europe's troubling debt crisis fueled worries that it might spread globally, sparking a precipitous sell-off in May that marked the first official market correction since the rally began in March 2009. Although the market's malaise continued through June, the Dow still finished the period with an 18.94% gain, while the S&P 500® Index was up 14.43%. Small- and mid-cap stocks did even better, as measured by the 21.48% increase in the Russell 2000® Index and the 25.13% gain in the Russell Midcap® Index. The technology-laden Nasdaq Composite® Index also fared well, returning 15.98%.

Comments from John Avery, Portfolio Manager of Fidelity® Fund: During the past year, the fund's Retail Class shares returned 10.40%, trailing the S&P 500®. Versus the index, unfavorable industry and stock selection in financials detracted, as did security selection in consumer staples and consumer discretionary. Investment bank Morgan Stanley hurt, as investors worried about the impact of financial reform on the bank's profits. Two energy holdings that I reduced or sold, Anadarko Petroleum and Transocean - the latter an out-of-index position - suffered due to their connection to the April explosion of the Deepwater Horizon drilling rig in the Gulf of Mexico. Drug store chain Walgreen and an out-of-index position in agricultural processor Bunge detracted as well, and I sold Bunge. Conversely, industry and stock selection in industrials had a positive impact, as did stock picking in materials. An overweighting in technology also helped, but those gains were largely offset by weak stock selection there. At the stock level, underweighting energy giant and index constituent Exxon Mobil added the most to relative performance, as the stock lagged in a rising market. Cummins, a maker of diesel engines for heavy-duty trucks, benefited from healthy demand due to the relatively high average age of the existing truck population and tightening emissions standards. Other contributors included appliance manufacturer Whirlpool and Apple, which successfully launched its iPad tablet device during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 to June 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010 to June 30, 2010
Fidelity	.60%
Actual		$ 1,000.00	$ 921.30	$ 2.86
HypotheticalA		$ 1,000.00	$ 1,021.82	$ 3.01
Class K	.43%
Actual		$ 1,000.00	$ 922.00	$ 2.05
HypotheticalA		$ 1,000.00	$ 1,022.66	$ 2.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.6	2.5
Procter & Gamble Co.	2.7	1.7
Occidental Petroleum Corp.	2.6	2.0
Wells Fargo & Co.	2.5	2.0
Union Pacific Corp.	2.4	1.8
JPMorgan Chase & Co.	2.2	2.7
Hewlett-Packard Co.	2.1	2.2
The Walt Disney Co.	2.0	1.8
Bank of America Corp.	2.0	1.6
Amphenol Corp. Class A	1.9	1.8
	25.0
Top Five Market Sectors as of June 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.6	20.6
Financials	17.0	15.3
Industrials	12.9	13.1
Health Care	11.9	12.7
Energy	10.8	9.1
Asset Allocation (% of fund's net assets)
As of June 30, 2010 *		As of December 31, 2009 **
	Stocks 95.3%		Stocks 99.1%
	Short-Term Investments and Net Other Assets 4.7%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	10.3%	** Foreign investments	9.6%

Annual Report

Investments June 30, 2010

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.2%
Automobiles - 0.8%
Bayerische Motoren Werke AG (BMW)	479,340	$ 23,296
Daimler AG (United States) (a)	343,800	17,379
		40,675
Hotels, Restaurants & Leisure - 0.7%
Starbucks Corp.	1,314,400	31,940
Household Durables - 1.2%
Pulte Group, Inc. (a)	1,854,500	15,355
Stanley Black & Decker, Inc.	561,200	28,352
Whirlpool Corp.	187,500	16,466
		60,173
Internet & Catalog Retail - 0.4%
Amazon.com, Inc. (a)	190,500	20,814
Media - 2.3%
McGraw-Hill Companies, Inc.	511,900	14,405
The Walt Disney Co.	3,136,400	98,797
		113,202
Multiline Retail - 0.6%
Target Corp.	585,300	28,779
Specialty Retail - 2.0%
Lowe's Companies, Inc.	3,542,300	72,334
Staples, Inc.	1,139,950	21,716
		94,050
Textiles, Apparel & Luxury Goods - 1.2%
Polo Ralph Lauren Corp. Class A	770,673	56,228
TOTAL CONSUMER DISCRETIONARY		445,861
CONSUMER STAPLES - 9.7%
Beverages - 1.0%
Anheuser-Busch InBev SA NV	534,183	25,683
The Coca-Cola Co.	496,400	24,880
		50,563
Food & Staples Retailing - 0.5%
Walgreen Co.	903,500	24,123
Food Products - 2.8%
Archer Daniels Midland Co.	1,045,400	26,992
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Kellogg Co.	547,600	$ 27,544
Nestle SA	1,675,687	80,800
		135,336
Household Products - 3.9%
Colgate-Palmolive Co.	745,900	58,747
Procter & Gamble Co.	2,123,144	127,346
		186,093
Personal Products - 0.6%
Herbalife Ltd.	645,700	29,734
Tobacco - 0.9%
Philip Morris International, Inc.	935,200	42,870
TOTAL CONSUMER STAPLES		468,719
ENERGY - 10.8%
Energy Equipment & Services - 1.4%
Ensco International Ltd. ADR	245,000	9,624
National Oilwell Varco, Inc.	395,400	13,076
Schlumberger Ltd.	864,200	47,825
		70,525
Oil, Gas & Consumable Fuels - 9.4%
Anadarko Petroleum Corp.	256,100	9,243
Chesapeake Energy Corp.	1,369,400	28,689
Chevron Corp.	650,900	44,170
ConocoPhillips	869,200	42,669
Exxon Mobil Corp.	1,615,100	92,174
Marathon Oil Corp.	1,793,600	55,763
Occidental Petroleum Corp.	1,615,000	124,597
Southern Union Co.	973,400	21,279
Southwestern Energy Co. (a)	886,700	34,262
		452,846
TOTAL ENERGY		523,371
FINANCIALS - 17.0%
Capital Markets - 3.1%
Charles Schwab Corp.	1,621,900	22,999
Goldman Sachs Group, Inc.	204,800	26,884
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	2,630,000	$ 61,042
T. Rowe Price Group, Inc.	797,700	35,410
		146,335
Commercial Banks - 5.8%
City National Corp.	278,900	14,288
Comerica, Inc.	756,600	27,866
KeyCorp	2,164,900	16,648
M&T Bank Corp. (c)	203,400	17,279
PNC Financial Services Group, Inc.	171,600	9,695
Regions Financial Corp.	3,124,200	20,557
SunTrust Banks, Inc.	1,409,900	32,851
Wells Fargo & Co.	4,786,300	122,529
Zions Bancorporation	863,100	18,617
		280,330
Consumer Finance - 1.4%
American Express Co.	1,731,892	68,756
Diversified Financial Services - 5.3%
Bank of America Corp.	6,595,935	94,784
Citigroup, Inc. (a)	14,157,100	53,231
JPMorgan Chase & Co.	2,944,200	107,787
		255,802
Insurance - 1.4%
Berkshire Hathaway, Inc. Class B (a)	860,200	68,549
TOTAL FINANCIALS		819,772
HEALTH CARE - 11.9%
Biotechnology - 1.9%
Amgen, Inc. (a)	938,700	49,376
Biogen Idec, Inc. (a)	616,600	29,258
Cephalon, Inc. (a)	240,200	13,631
		92,265
Health Care Equipment & Supplies - 1.2%
Covidien PLC	494,700	19,877
Thoratec Corp. (a)	462,800	19,775
William Demant Holding AS (a)	252,800	18,489
		58,141
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - 1.9%
Express Scripts, Inc. (a)	636,200	$ 29,914
Medco Health Solutions, Inc. (a)	1,098,900	60,527
		90,441
Life Sciences Tools & Services - 1.0%
Covance, Inc. (a)	341,200	17,510
Life Technologies Corp. (a)	657,300	31,057
		48,567
Pharmaceuticals - 5.9%
Abbott Laboratories	823,800	38,537
Allergan, Inc.	449,800	26,205
Auxilium Pharmaceuticals, Inc. (a)	513,300	12,063
Elan Corp. PLC sponsored ADR (a)	1,954,296	8,794
Johnson & Johnson	1,301,100	76,843
Merck & Co., Inc.	1,626,700	56,886
Pfizer, Inc.	2,276,608	32,464
Teva Pharmaceutical Industries Ltd. sponsored ADR	693,400	36,050
		287,842
TOTAL HEALTH CARE		577,256
INDUSTRIALS - 12.9%
Aerospace & Defense - 2.1%
Goodrich Corp.	485,800	32,184
Raytheon Co.	366,100	17,716
United Technologies Corp.	778,500	50,532
		100,432
Building Products - 0.5%
Armstrong World Industries, Inc. (a)	523,300	15,793
Masco Corp.	888,900	9,565
		25,358
Construction & Engineering - 0.5%
Fluor Corp.	561,000	23,843
Electrical Equipment - 1.1%
Cooper Industries PLC Class A	626,900	27,584
Regal-Beloit Corp.	485,700	27,092
		54,676
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 2.1%
General Electric Co.	4,768,500	$ 68,762
Tyco International Ltd.	930,400	32,778
		101,540
Machinery - 3.1%
Briggs & Stratton Corp.	627,400	10,678
Cummins, Inc.	790,600	51,492
Danaher Corp.	852,200	31,634
Deere & Co.	194,800	10,846
Ingersoll-Rand Co. Ltd.	1,282,800	44,244
		148,894
Road & Rail - 3.5%
CSX Corp.	1,075,200	53,362
Union Pacific Corp.	1,666,200	115,818
		169,180
TOTAL INDUSTRIALS		623,923
INFORMATION TECHNOLOGY - 17.6%
Communications Equipment - 1.7%
Cisco Systems, Inc. (a)	2,029,476	43,248
Juniper Networks, Inc. (a)	1,720,700	39,266
		82,514
Computers & Peripherals - 6.7%
Apple, Inc. (a)	883,400	222,201
Hewlett-Packard Co.	2,368,866	102,525
		324,726
Electronic Equipment & Components - 2.4%
Agilent Technologies, Inc. (a)	818,900	23,281
Amphenol Corp. Class A	2,399,138	94,238
		117,519
Internet Software & Services - 1.1%
eBay, Inc. (a)	1,949,300	38,226
Google, Inc. Class A (a)	26,885	11,962
		50,188
Semiconductors & Semiconductor Equipment - 3.6%
Intel Corp.	2,887,700	56,166
KLA-Tencor Corp.	908,500	25,329
Lam Research Corp. (a)	790,400	30,083
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Samsung Electronics Co. Ltd.	34,871	$ 21,849
Texas Instruments, Inc.	1,186,400	27,619
Xilinx, Inc.	560,600	14,161
		175,207
Software - 2.1%
Citrix Systems, Inc. (a)	617,000	26,056
Microsoft Corp.	727,200	16,733
Oracle Corp.	2,698,900	57,918
		100,707
TOTAL INFORMATION TECHNOLOGY		850,861
MATERIALS - 4.2%
Chemicals - 2.9%
Air Products & Chemicals, Inc.	177,400	11,497
Albemarle Corp.	577,000	22,913
Dow Chemical Co.	1,942,600	46,078
LyondellBasell Industries NV:
Class A (a)	821,102	13,261
Class B (a)	751,780	12,141
Monsanto Co.	49,400	2,283
Solutia, Inc. (a)	1,071,800	14,041
W.R. Grace & Co. (a)	980,000	20,619
		142,833
Metals & Mining - 0.9%
Goldcorp, Inc.	442,100	19,357
Newcrest Mining Ltd.	447,353	13,044
Titanium Metals Corp. (a)(c)	520,300	9,152
		41,553
Paper & Forest Products - 0.4%
Weyerhaeuser Co.	537,800	18,931
TOTAL MATERIALS		203,317
TELECOMMUNICATION SERVICES - 0.7%
Wireless Telecommunication Services - 0.7%
Sprint Nextel Corp. (a)	7,501,400	31,806
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 1.3%
Electric Utilities - 0.7%
American Electric Power Co., Inc.	248,800	$ 8,036
Entergy Corp.	161,700	11,581
FirstEnergy Corp.	299,200	10,541
PPL Corp.	243,500	6,075
		36,233
Multi-Utilities - 0.6%
PG&E Corp.	488,300	20,069
Public Service Enterprise Group, Inc.	262,900	8,237
		28,306
TOTAL UTILITIES		64,539
TOTAL COMMON STOCKS (Cost $4,799,965)		4,609,425
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 0.20% (d)	197,830,030	197,830
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(d)	4,421,775	4,422
TOTAL MONEY MARKET FUNDS (Cost $202,252)		202,252
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $5,002,217)		4,811,677
NET OTHER ASSETS (LIABILITIES) - 0.5%		26,157
NET ASSETS - 100%		$ 4,837,834
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 275
Fidelity Securities Lending Cash Central Fund	104
Total	$ 379
Other Information

The following is a summary of the inputs used, as of June 30, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 445,861	$ 422,565	$ 23,296	$ -
Consumer Staples	468,719	362,236	106,483	-
Energy	523,371	523,371	-	-
Financials	819,772	819,772	-	-
Health Care	577,256	558,767	18,489	-
Industrials	623,923	623,923	-	-
Information Technology	850,861	829,012	21,849	-
Materials	203,317	190,273	13,044	-
Telecommunication Services	31,806	31,806	-	-
Utilities	64,539	64,539	-	-
Money Market Funds	202,252	202,252	-	-
Total Investments in Securities:	$ 4,811,677	$ 4,628,516	$ 183,161	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.7%
Switzerland	2.4%
Ireland	2.1%
Netherlands Antilles	1.0%
Others (Individually Less Than 1%)	4.8%
100.0%
Income Tax Information

At June 30, 2010, the Fund had a capital loss carryforward of approximately $785,897,000 of which $585,758,000 and $200,139,000 will expire on June 30, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	June 30, 2010

Assets
Investment in securities, at value (including securities loaned of $4,258) - See accompanying schedule: Unaffiliated issuers (cost $4,799,965)	$ 4,609,425
Fidelity Central Funds (cost $202,252)	202,252
Total Investments (cost $5,002,217)		$ 4,811,677
Receivable for investments sold		95,131
Receivable for fund shares sold		2,035
Dividends receivable		6,887
Distributions receivable from Fidelity Central Funds		43
Other receivables		219
Total assets		4,915,992

Liabilities
Payable to custodian bank	$ 4
Payable for investments purchased	66,086
Payable for fund shares redeemed	4,900
Accrued management fee	1,492
Other affiliated payables	1,014
Other payables and accrued expenses	240
Collateral on securities loaned, at value	4,422
Total liabilities		78,158

Net Assets		$ 4,837,834
Net Assets consist of:
Paid in capital		$ 5,894,669
Undistributed net investment income		11,438
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(877,725)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(190,548)
Net Assets		$ 4,837,834
Fidelity Fund: Net Asset Value, offering price and redemption price per share ($4,412,003 ÷ 169,171 shares)		$ 26.08

Class K: Net Asset Value, offering price and redemption price per share ($425,831 ÷ 16,326 shares)		$ 26.08

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended June 30, 2010

Investment Income
Dividends		$ 75,949
Income from Fidelity Central Funds		379
Total income		76,328

Expenses
Management fee	$ 18,744
Transfer agent fees	11,504
Accounting and security lending fees	1,204
Custodian fees and expenses	104
Independent trustees' compensation	34
Registration fees	82
Audit	74
Legal	45
Miscellaneous	96
Total expenses before reductions	31,887
Expense reductions	(394)	31,493
Net investment income (loss)		44,835
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	351,612
Foreign currency transactions	95
Capital gain distributions from Fidelity Central Funds	1
Total net realized gain (loss)		351,708
Change in net unrealized appreciation (depreciation) on: Investment securities	125,180
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		125,181
Net gain (loss)		476,889
Net increase (decrease) in net assets resulting from operations		$ 521,724

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2010	Year ended June 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 44,835	$ 87,231
Net realized gain (loss)	351,708	(1,177,065)
Change in net unrealized appreciation (depreciation)	125,181	(1,047,425)
Net increase (decrease) in net assets resulting from operations	521,724	(2,137,259)
Distributions to shareholders from net investment income	(69,878)	(84,443)
Distributions to shareholders from net realized gain	-	(199,008)
Total distributions	(69,878)	(283,451)
Share transactions - net increase (decrease)	(330,679)	(36,292)
Total increase (decrease) in net assets	121,167	(2,457,002)

Net Assets
Beginning of period	4,716,667	7,173,669
End of period (including undistributed net investment income of $11,438 and undistributed net investment income of $36,796, respectively)	$ 4,837,834	$ 4,716,667

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Fund

Years ended June 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 23.95	$ 35.69	$ 38.98	$ 32.55	$ 29.74
Income from Investment Operations
Net investment income (loss) B	.23	.44	.37	.30	.28
Net realized and unrealized gain (loss)	2.25	(10.77)	(1.65)	6.45	2.80
Total from investment operations	2.48	(10.33)	(1.28)	6.75	3.08
Distributions from net investment income	(.35)	(.42)	(.38)	(.32)	(.27)
Distributions from net realized gain	-	(.99)	(1.63)	-	-
Total distributions	(.35)	(1.41)	(2.01)	(.32)	(.27)
Net asset value, end of period	$ 26.08	$ 23.95	$ 35.69	$ 38.98	$ 32.55
Total Return A	10.40%	(29.74)%	(3.73)%	20.86%	10.40%
Ratios to Average Net Assets C, E
Expenses before reductions	.61%	.64%	.56%	.57%	.59%
Expenses net of fee waivers, if any	.61%	.64%	.56%	.57%	.59%
Expenses net of all reductions	.60%	.64%	.55%	.56%	.56%
Net investment income (loss)	.82%	1.73%	.98%	.86%	.87%
Supplemental Data
Net assets, end of period (in millions)	$ 4,412	$ 4,442	$ 7,174	$ 7,418	$ 8,284
Portfolio turnover rate D	77%	91%	80%	50%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended June 30,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 23.96	$ 35.70	$ 37.54
Income from Investment Operations
Net investment income (loss) D	.28	.42	.05
Net realized and unrealized gain (loss)	2.24	(10.70)	(1.89)
Total from investment operations	2.52	(10.28)	(1.84)
Distributions from net investment income	(.40)	(.47)	-
Distributions from net realized gain	-	(.99)	-
Total distributions	(.40)	(1.46)	-
Net asset value, end of period	$ 26.08	$ 23.96	$ 35.70
Total Return B, C	10.54%	(29.59)%	(4.90)%
Ratios to Average Net Assets E, H
Expenses before reductions	.44%	.45%	.43% A
Expenses net of fee waivers, if any	.44%	.45%	.43% A
Expenses net of all reductions	.43%	.45%	.43% A
Net investment income (loss)	.99%	1.92%	1.00% A
Supplemental Data
Net assets, end of period (in millions)	$ 426	$ 274	$ 95
Portfolio turnover rate F	77%	91%	80%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Fidelity Fund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Fidelity Fund and Class K to eligible shareholders of Fidelity Fund. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs) futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of June 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 321,417
Gross unrealized depreciation	(603,983)
Net unrealized appreciation (depreciation)	$ (282,566)
Tax Cost	$ 5,094,243

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 11,796
Capital loss carryforward	$ (785,897)
Net unrealized appreciation (depreciation)	$ (282,574)

The tax character of distributions paid was as follows:

	June 30, 2010	June 30, 2009
Ordinary Income	$ 69,878	$ 69,234
Long-term Capital Gains	-	214,217
Total	$ 69,878	$ 283,451

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $3,990,583 and $4,463,231, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .09% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Fidelity Fund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Fidelity Fund	$ 11,282.23
Class K	222.06
	$ 11,504

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $87 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $22 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Security Lending - continued

Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $104.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Fidelity Fund's operating expenses. During the period, this reimbursement reduced the class' expenses by $10.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $384 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2010	2009
From net investment income
Fidelity Fund	$ 64,492	$ 82,001
Class K	5,386	2,442
Total	$ 69,878	$ 84,443
From net realized gain
Fidelity Fund	$ -	$ 199,006
Class K	-	2
Total	$ -	$ 199,008

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2010 A	2009	2010 A	2009
Fidelity Fund
Shares sold	18,017	32,615	$ 494,599	$ 802,458
Conversion to Class K	(2,751)	(12,199)	(64,646)	(293,056)
Reinvestment of distributions	2,342	8,659	60,298	264,357
Shares redeemed	(33,922)	(44,578)	(945,734)	(1,084,259)
Net increase (decrease)	(16,314)	(15,503)	$ (455,483)	$ (310,500)
Class K
Shares sold	4,522	1,339	$ 126,878	$ 29,734
Conversion from Fidelity Fund	2,751	12,197	64,646	293,056
Reinvestment of distributions	206	109	5,386	2,444
Shares redeemed	(2,598)	(2,203)	(72,106)	(51,026)
Net increase (decrease)	4,881	11,442	$ 124,804	$ 274,208

A Conversion transactions for Class K and Fidelity Fund are presented for the period July 1, 2009 through August 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984
Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008- present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002- 2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009- present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-
present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.20% of the dividends distributed during the fiscal year were derived from interest on U.S. Government securities which is generally exempt from state income tax.

Fidelity Fund designates 94%, 97%, 100% and 100% of the dividends distributed in July 2009, October 2009, December 2009 and April 2010, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

FID-UANN-0810
1.787731.107

Fidelity®

Fund -
Class K

Annual Report

June 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets came under significant pressure in May 2010 when investor sentiment turned bearish amid growing concern that Europe's debt crisis would expand and slow or derail economic recovery. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class K A	10.54%	0.00%	-1.53%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Fund - Class K on June 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite a host of negative events fueling volatility in the first half of 2010 - including sovereign debt woes in Europe, concerns about the sustainability of a global economic recovery, the disastrous oil spill in the Gulf of Mexico and even a May 6 "flash-crash" that momentarily sliced 9% off the Dow Jones Industrial AverageSM - U.S. stock markets posted double-digit gains for the year ending June 30, 2010. After a brief, early-period dip, markets headed up again, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Aside from a slide in January, positive news continued through mid-April, when the Dow pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as Europe's troubling debt crisis fueled worries that it might spread globally, sparking a precipitous sell-off in May that marked the first official market correction since the rally began in March 2009. Although the market's malaise continued through June, the Dow still finished the period with an 18.94% gain, while the S&P 500® Index was up 14.43%. Small- and mid-cap stocks did even better, as measured by the 21.48% increase in the Russell 2000® Index and the 25.13% gain in the Russell Midcap® Index. The technology-laden Nasdaq Composite® Index also fared well, returning 15.98%.

Comments from John Avery, Portfolio Manager of Fidelity® Fund: During the past year, the fund's Class K shares returned 10.54%, trailing the S&P 500®. Versus the index, unfavorable industry and stock selection in financials detracted, as did security selection in consumer staples and consumer discretionary. Investment bank Morgan Stanley hurt, as investors worried about the impact of financial reform on the bank's profits. Two energy holdings that I reduced or sold, Anadarko Petroleum and Transocean - the latter an out-of-index position - suffered due to their connection to the April explosion of the Deepwater Horizon drilling rig in the Gulf of Mexico. Drug store chain Walgreen and an out-of-index position in agricultural processor Bunge detracted as well, and I sold Bunge. Conversely, industry and stock selection in industrials had a positive impact, as did stock picking in materials. An overweighting in technology also helped, but those gains were largely offset by weak stock selection there. At the stock level, underweighting energy giant and index constituent Exxon Mobil added the most to relative performance, as the stock lagged in a rising market. Cummins, a maker of diesel engines for heavy-duty trucks, benefited from healthy demand due to the relatively high average age of the existing truck population and tightening emissions standards. Other contributors included appliance manufacturer Whirlpool and Apple, which successfully launched its iPad tablet device during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 to June 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010 to June 30, 2010
Fidelity	.60%
Actual		$ 1,000.00	$ 921.30	$ 2.86
HypotheticalA		$ 1,000.00	$ 1,021.82	$ 3.01
Class K	.43%
Actual		$ 1,000.00	$ 922.00	$ 2.05
HypotheticalA		$ 1,000.00	$ 1,022.66	$ 2.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.6	2.5
Procter & Gamble Co.	2.7	1.7
Occidental Petroleum Corp.	2.6	2.0
Wells Fargo & Co.	2.5	2.0
Union Pacific Corp.	2.4	1.8
JPMorgan Chase & Co.	2.2	2.7
Hewlett-Packard Co.	2.1	2.2
The Walt Disney Co.	2.0	1.8
Bank of America Corp.	2.0	1.6
Amphenol Corp. Class A	1.9	1.8
	25.0
Top Five Market Sectors as of June 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.6	20.6
Financials	17.0	15.3
Industrials	12.9	13.1
Health Care	11.9	12.7
Energy	10.8	9.1
Asset Allocation (% of fund's net assets)
As of June 30, 2010 *		As of December 31, 2009 **
	Stocks 95.3%		Stocks 99.1%
	Short-Term Investments and Net Other Assets 4.7%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	10.3%	** Foreign investments	9.6%

Annual Report

Investments June 30, 2010

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.2%
Automobiles - 0.8%
Bayerische Motoren Werke AG (BMW)	479,340	$ 23,296
Daimler AG (United States) (a)	343,800	17,379
		40,675
Hotels, Restaurants & Leisure - 0.7%
Starbucks Corp.	1,314,400	31,940
Household Durables - 1.2%
Pulte Group, Inc. (a)	1,854,500	15,355
Stanley Black & Decker, Inc.	561,200	28,352
Whirlpool Corp.	187,500	16,466
		60,173
Internet & Catalog Retail - 0.4%
Amazon.com, Inc. (a)	190,500	20,814
Media - 2.3%
McGraw-Hill Companies, Inc.	511,900	14,405
The Walt Disney Co.	3,136,400	98,797
		113,202
Multiline Retail - 0.6%
Target Corp.	585,300	28,779
Specialty Retail - 2.0%
Lowe's Companies, Inc.	3,542,300	72,334
Staples, Inc.	1,139,950	21,716
		94,050
Textiles, Apparel & Luxury Goods - 1.2%
Polo Ralph Lauren Corp. Class A	770,673	56,228
TOTAL CONSUMER DISCRETIONARY		445,861
CONSUMER STAPLES - 9.7%
Beverages - 1.0%
Anheuser-Busch InBev SA NV	534,183	25,683
The Coca-Cola Co.	496,400	24,880
		50,563
Food & Staples Retailing - 0.5%
Walgreen Co.	903,500	24,123
Food Products - 2.8%
Archer Daniels Midland Co.	1,045,400	26,992
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Kellogg Co.	547,600	$ 27,544
Nestle SA	1,675,687	80,800
		135,336
Household Products - 3.9%
Colgate-Palmolive Co.	745,900	58,747
Procter & Gamble Co.	2,123,144	127,346
		186,093
Personal Products - 0.6%
Herbalife Ltd.	645,700	29,734
Tobacco - 0.9%
Philip Morris International, Inc.	935,200	42,870
TOTAL CONSUMER STAPLES		468,719
ENERGY - 10.8%
Energy Equipment & Services - 1.4%
Ensco International Ltd. ADR	245,000	9,624
National Oilwell Varco, Inc.	395,400	13,076
Schlumberger Ltd.	864,200	47,825
		70,525
Oil, Gas & Consumable Fuels - 9.4%
Anadarko Petroleum Corp.	256,100	9,243
Chesapeake Energy Corp.	1,369,400	28,689
Chevron Corp.	650,900	44,170
ConocoPhillips	869,200	42,669
Exxon Mobil Corp.	1,615,100	92,174
Marathon Oil Corp.	1,793,600	55,763
Occidental Petroleum Corp.	1,615,000	124,597
Southern Union Co.	973,400	21,279
Southwestern Energy Co. (a)	886,700	34,262
		452,846
TOTAL ENERGY		523,371
FINANCIALS - 17.0%
Capital Markets - 3.1%
Charles Schwab Corp.	1,621,900	22,999
Goldman Sachs Group, Inc.	204,800	26,884
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	2,630,000	$ 61,042
T. Rowe Price Group, Inc.	797,700	35,410
		146,335
Commercial Banks - 5.8%
City National Corp.	278,900	14,288
Comerica, Inc.	756,600	27,866
KeyCorp	2,164,900	16,648
M&T Bank Corp. (c)	203,400	17,279
PNC Financial Services Group, Inc.	171,600	9,695
Regions Financial Corp.	3,124,200	20,557
SunTrust Banks, Inc.	1,409,900	32,851
Wells Fargo & Co.	4,786,300	122,529
Zions Bancorporation	863,100	18,617
		280,330
Consumer Finance - 1.4%
American Express Co.	1,731,892	68,756
Diversified Financial Services - 5.3%
Bank of America Corp.	6,595,935	94,784
Citigroup, Inc. (a)	14,157,100	53,231
JPMorgan Chase & Co.	2,944,200	107,787
		255,802
Insurance - 1.4%
Berkshire Hathaway, Inc. Class B (a)	860,200	68,549
TOTAL FINANCIALS		819,772
HEALTH CARE - 11.9%
Biotechnology - 1.9%
Amgen, Inc. (a)	938,700	49,376
Biogen Idec, Inc. (a)	616,600	29,258
Cephalon, Inc. (a)	240,200	13,631
		92,265
Health Care Equipment & Supplies - 1.2%
Covidien PLC	494,700	19,877
Thoratec Corp. (a)	462,800	19,775
William Demant Holding AS (a)	252,800	18,489
		58,141
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - 1.9%
Express Scripts, Inc. (a)	636,200	$ 29,914
Medco Health Solutions, Inc. (a)	1,098,900	60,527
		90,441
Life Sciences Tools & Services - 1.0%
Covance, Inc. (a)	341,200	17,510
Life Technologies Corp. (a)	657,300	31,057
		48,567
Pharmaceuticals - 5.9%
Abbott Laboratories	823,800	38,537
Allergan, Inc.	449,800	26,205
Auxilium Pharmaceuticals, Inc. (a)	513,300	12,063
Elan Corp. PLC sponsored ADR (a)	1,954,296	8,794
Johnson & Johnson	1,301,100	76,843
Merck & Co., Inc.	1,626,700	56,886
Pfizer, Inc.	2,276,608	32,464
Teva Pharmaceutical Industries Ltd. sponsored ADR	693,400	36,050
		287,842
TOTAL HEALTH CARE		577,256
INDUSTRIALS - 12.9%
Aerospace & Defense - 2.1%
Goodrich Corp.	485,800	32,184
Raytheon Co.	366,100	17,716
United Technologies Corp.	778,500	50,532
		100,432
Building Products - 0.5%
Armstrong World Industries, Inc. (a)	523,300	15,793
Masco Corp.	888,900	9,565
		25,358
Construction & Engineering - 0.5%
Fluor Corp.	561,000	23,843
Electrical Equipment - 1.1%
Cooper Industries PLC Class A	626,900	27,584
Regal-Beloit Corp.	485,700	27,092
		54,676
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 2.1%
General Electric Co.	4,768,500	$ 68,762
Tyco International Ltd.	930,400	32,778
		101,540
Machinery - 3.1%
Briggs & Stratton Corp.	627,400	10,678
Cummins, Inc.	790,600	51,492
Danaher Corp.	852,200	31,634
Deere & Co.	194,800	10,846
Ingersoll-Rand Co. Ltd.	1,282,800	44,244
		148,894
Road & Rail - 3.5%
CSX Corp.	1,075,200	53,362
Union Pacific Corp.	1,666,200	115,818
		169,180
TOTAL INDUSTRIALS		623,923
INFORMATION TECHNOLOGY - 17.6%
Communications Equipment - 1.7%
Cisco Systems, Inc. (a)	2,029,476	43,248
Juniper Networks, Inc. (a)	1,720,700	39,266
		82,514
Computers & Peripherals - 6.7%
Apple, Inc. (a)	883,400	222,201
Hewlett-Packard Co.	2,368,866	102,525
		324,726
Electronic Equipment & Components - 2.4%
Agilent Technologies, Inc. (a)	818,900	23,281
Amphenol Corp. Class A	2,399,138	94,238
		117,519
Internet Software & Services - 1.1%
eBay, Inc. (a)	1,949,300	38,226
Google, Inc. Class A (a)	26,885	11,962
		50,188
Semiconductors & Semiconductor Equipment - 3.6%
Intel Corp.	2,887,700	56,166
KLA-Tencor Corp.	908,500	25,329
Lam Research Corp. (a)	790,400	30,083
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Samsung Electronics Co. Ltd.	34,871	$ 21,849
Texas Instruments, Inc.	1,186,400	27,619
Xilinx, Inc.	560,600	14,161
		175,207
Software - 2.1%
Citrix Systems, Inc. (a)	617,000	26,056
Microsoft Corp.	727,200	16,733
Oracle Corp.	2,698,900	57,918
		100,707
TOTAL INFORMATION TECHNOLOGY		850,861
MATERIALS - 4.2%
Chemicals - 2.9%
Air Products & Chemicals, Inc.	177,400	11,497
Albemarle Corp.	577,000	22,913
Dow Chemical Co.	1,942,600	46,078
LyondellBasell Industries NV:
Class A (a)	821,102	13,261
Class B (a)	751,780	12,141
Monsanto Co.	49,400	2,283
Solutia, Inc. (a)	1,071,800	14,041
W.R. Grace & Co. (a)	980,000	20,619
		142,833
Metals & Mining - 0.9%
Goldcorp, Inc.	442,100	19,357
Newcrest Mining Ltd.	447,353	13,044
Titanium Metals Corp. (a)(c)	520,300	9,152
		41,553
Paper & Forest Products - 0.4%
Weyerhaeuser Co.	537,800	18,931
TOTAL MATERIALS		203,317
TELECOMMUNICATION SERVICES - 0.7%
Wireless Telecommunication Services - 0.7%
Sprint Nextel Corp. (a)	7,501,400	31,806
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 1.3%
Electric Utilities - 0.7%
American Electric Power Co., Inc.	248,800	$ 8,036
Entergy Corp.	161,700	11,581
FirstEnergy Corp.	299,200	10,541
PPL Corp.	243,500	6,075
		36,233
Multi-Utilities - 0.6%
PG&E Corp.	488,300	20,069
Public Service Enterprise Group, Inc.	262,900	8,237
		28,306
TOTAL UTILITIES		64,539
TOTAL COMMON STOCKS (Cost $4,799,965)		4,609,425
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 0.20% (d)	197,830,030	197,830
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(d)	4,421,775	4,422
TOTAL MONEY MARKET FUNDS (Cost $202,252)		202,252
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $5,002,217)		4,811,677
NET OTHER ASSETS (LIABILITIES) - 0.5%		26,157
NET ASSETS - 100%		$ 4,837,834
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 275
Fidelity Securities Lending Cash Central Fund	104
Total	$ 379
Other Information

The following is a summary of the inputs used, as of June 30, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 445,861	$ 422,565	$ 23,296	$ -
Consumer Staples	468,719	362,236	106,483	-
Energy	523,371	523,371	-	-
Financials	819,772	819,772	-	-
Health Care	577,256	558,767	18,489	-
Industrials	623,923	623,923	-	-
Information Technology	850,861	829,012	21,849	-
Materials	203,317	190,273	13,044	-
Telecommunication Services	31,806	31,806	-	-
Utilities	64,539	64,539	-	-
Money Market Funds	202,252	202,252	-	-
Total Investments in Securities:	$ 4,811,677	$ 4,628,516	$ 183,161	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.7%
Switzerland	2.4%
Ireland	2.1%
Netherlands Antilles	1.0%
Others (Individually Less Than 1%)	4.8%
100.0%
Income Tax Information

At June 30, 2010, the Fund had a capital loss carryforward of approximately $785,897,000 of which $585,758,000 and $200,139,000 will expire on June 30, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	June 30, 2010

Assets
Investment in securities, at value (including securities loaned of $4,258) - See accompanying schedule: Unaffiliated issuers (cost $4,799,965)	$ 4,609,425
Fidelity Central Funds (cost $202,252)	202,252
Total Investments (cost $5,002,217)		$ 4,811,677
Receivable for investments sold		95,131
Receivable for fund shares sold		2,035
Dividends receivable		6,887
Distributions receivable from Fidelity Central Funds		43
Other receivables		219
Total assets		4,915,992

Liabilities
Payable to custodian bank	$ 4
Payable for investments purchased	66,086
Payable for fund shares redeemed	4,900
Accrued management fee	1,492
Other affiliated payables	1,014
Other payables and accrued expenses	240
Collateral on securities loaned, at value	4,422
Total liabilities		78,158

Net Assets		$ 4,837,834
Net Assets consist of:
Paid in capital		$ 5,894,669
Undistributed net investment income		11,438
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(877,725)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(190,548)
Net Assets		$ 4,837,834
Fidelity Fund: Net Asset Value, offering price and redemption price per share ($4,412,003 ÷ 169,171 shares)		$ 26.08

Class K: Net Asset Value, offering price and redemption price per share ($425,831 ÷ 16,326 shares)		$ 26.08

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended June 30, 2010

Investment Income
Dividends		$ 75,949
Income from Fidelity Central Funds		379
Total income		76,328

Expenses
Management fee	$ 18,744
Transfer agent fees	11,504
Accounting and security lending fees	1,204
Custodian fees and expenses	104
Independent trustees' compensation	34
Registration fees	82
Audit	74
Legal	45
Miscellaneous	96
Total expenses before reductions	31,887
Expense reductions	(394)	31,493
Net investment income (loss)		44,835
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	351,612
Foreign currency transactions	95
Capital gain distributions from Fidelity Central Funds	1
Total net realized gain (loss)		351,708
Change in net unrealized appreciation (depreciation) on: Investment securities	125,180
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		125,181
Net gain (loss)		476,889
Net increase (decrease) in net assets resulting from operations		$ 521,724

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2010	Year ended June 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 44,835	$ 87,231
Net realized gain (loss)	351,708	(1,177,065)
Change in net unrealized appreciation (depreciation)	125,181	(1,047,425)
Net increase (decrease) in net assets resulting from operations	521,724	(2,137,259)
Distributions to shareholders from net investment income	(69,878)	(84,443)
Distributions to shareholders from net realized gain	-	(199,008)
Total distributions	(69,878)	(283,451)
Share transactions - net increase (decrease)	(330,679)	(36,292)
Total increase (decrease) in net assets	121,167	(2,457,002)

Net Assets
Beginning of period	4,716,667	7,173,669
End of period (including undistributed net investment income of $11,438 and undistributed net investment income of $36,796, respectively)	$ 4,837,834	$ 4,716,667

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Fund

Years ended June 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 23.95	$ 35.69	$ 38.98	$ 32.55	$ 29.74
Income from Investment Operations
Net investment income (loss) B	.23	.44	.37	.30	.28
Net realized and unrealized gain (loss)	2.25	(10.77)	(1.65)	6.45	2.80
Total from investment operations	2.48	(10.33)	(1.28)	6.75	3.08
Distributions from net investment income	(.35)	(.42)	(.38)	(.32)	(.27)
Distributions from net realized gain	-	(.99)	(1.63)	-	-
Total distributions	(.35)	(1.41)	(2.01)	(.32)	(.27)
Net asset value, end of period	$ 26.08	$ 23.95	$ 35.69	$ 38.98	$ 32.55
Total Return A	10.40%	(29.74)%	(3.73)%	20.86%	10.40%
Ratios to Average Net Assets C, E
Expenses before reductions	.61%	.64%	.56%	.57%	.59%
Expenses net of fee waivers, if any	.61%	.64%	.56%	.57%	.59%
Expenses net of all reductions	.60%	.64%	.55%	.56%	.56%
Net investment income (loss)	.82%	1.73%	.98%	.86%	.87%
Supplemental Data
Net assets, end of period (in millions)	$ 4,412	$ 4,442	$ 7,174	$ 7,418	$ 8,284
Portfolio turnover rate D	77%	91%	80%	50%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended June 30,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 23.96	$ 35.70	$ 37.54
Income from Investment Operations
Net investment income (loss) D	.28	.42	.05
Net realized and unrealized gain (loss)	2.24	(10.70)	(1.89)
Total from investment operations	2.52	(10.28)	(1.84)
Distributions from net investment income	(.40)	(.47)	-
Distributions from net realized gain	-	(.99)	-
Total distributions	(.40)	(1.46)	-
Net asset value, end of period	$ 26.08	$ 23.96	$ 35.70
Total Return B, C	10.54%	(29.59)%	(4.90)%
Ratios to Average Net Assets E, H
Expenses before reductions	.44%	.45%	.43% A
Expenses net of fee waivers, if any	.44%	.45%	.43% A
Expenses net of all reductions	.43%	.45%	.43% A
Net investment income (loss)	.99%	1.92%	1.00% A
Supplemental Data
Net assets, end of period (in millions)	$ 426	$ 274	$ 95
Portfolio turnover rate F	77%	91%	80%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Fidelity Fund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Fidelity Fund and Class K to eligible shareholders of Fidelity Fund. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs) futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of June 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 321,417
Gross unrealized depreciation	(603,983)
Net unrealized appreciation (depreciation)	$ (282,566)
Tax Cost	$ 5,094,243

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 11,796
Capital loss carryforward	$ (785,897)
Net unrealized appreciation (depreciation)	$ (282,574)

The tax character of distributions paid was as follows:

	June 30, 2010	June 30, 2009
Ordinary Income	$ 69,878	$ 69,234
Long-term Capital Gains	-	214,217
Total	$ 69,878	$ 283,451

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $3,990,583 and $4,463,231, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .09% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Fidelity Fund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Fidelity Fund	$ 11,282.23
Class K	222.06
	$ 11,504

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $87 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $22 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending

Annual Report

7. Security Lending - continued

Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $104.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Fidelity Fund's operating expenses. During the period, this reimbursement reduced the class' expenses by $10.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $384 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2010	2009
From net investment income
Fidelity Fund	$ 64,492	$ 82,001
Class K	5,386	2,442
Total	$ 69,878	$ 84,443
From net realized gain
Fidelity Fund	$ -	$ 199,006
Class K	-	2
Total	$ -	$ 199,008

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2010 A	2009	2010 A	2009
Fidelity Fund
Shares sold	18,017	32,615	$ 494,599	$ 802,458
Conversion to Class K	(2,751)	(12,199)	(64,646)	(293,056)
Reinvestment of distributions	2,342	8,659	60,298	264,357
Shares redeemed	(33,922)	(44,578)	(945,734)	(1,084,259)
Net increase (decrease)	(16,314)	(15,503)	$ (455,483)	$ (310,500)
Class K
Shares sold	4,522	1,339	$ 126,878	$ 29,734
Conversion from Fidelity Fund	2,751	12,197	64,646	293,056
Reinvestment of distributions	206	109	5,386	2,444
Shares redeemed	(2,598)	(2,203)	(72,106)	(51,026)
Net increase (decrease)	4,881	11,442	$ 124,804	$ 274,208

A Conversion transactions for Class K and Fidelity Fund are presented for the period July 1, 2009 through August 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984
Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009- present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr.
Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-
present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.20% of the dividends distributed during the fiscal year were derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class K designates 84%, 89%, 100% and 100% of the dividends distributed in July 2009, October 2009, December 2009 and April 2010, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

FID-K-UANN-0810
1.863249.101

Fidelity®

Growth Discovery Fund

Annual Report

June 30, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets came under significant pressure in May 2010 when investor sentiment turned bearish amid growing concern that Europe's debt crisis would expand and slow or derail economic recovery. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Discovery FundA	16.96%	0.40%	-1.73%

A Prior to February 1, 2007, Fidelity Growth Discovery Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Discovery Fund, a class of the fund, on June 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite a host of negative events fueling volatility in the first half of 2010 - including sovereign debt woes in Europe, concerns about the sustainability of a global economic recovery, the disastrous oil spill in the Gulf of Mexico and even a May 6 "flash-crash" that momentarily sliced 9% off the Dow Jones Industrial AverageSM - U.S. stock markets posted double-digit gains for the year ending June 30, 2010. After a brief, early-period dip, markets headed up again, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Aside from a slide in January, positive news continued through mid-April, when the Dow pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as Europe's troubling debt crisis fueled worries that it might spread globally, sparking a precipitous sell-off in May that marked the first official market correction since the rally began in March 2009. Although the market's malaise continued through June, the Dow still finished the period with an 18.94% gain, while the S&P 500® Index was up 14.43%. Small- and mid-cap stocks did even better, as measured by the 21.48% increase in the Russell 2000® Index and the 25.13% gain in the Russell Midcap® Index. The technology-laden Nasdaq Composite® Index also fared well, returning 15.98%.

Comments from Jason Weiner, Portfolio Manager of Fidelity® Growth Discovery Fund: For the 12 months ending June 30, 2010, the fund's Retail Class shares returned 16.96%, outperforming the Russell 3000® Growth Index, which returned 13.95%. Performance was driven by positioning in the consumer discretionary sector, including a stake in upscale yoga clothing retailer lululemon athletica. The chain benefited from its dominant market share in its niche. Financials was another area where strong stock picking boosted returns, despite the negative impact of being overweighted in the sector. American Express topped the contributors in this area. An overweighted position within information technology was a significant plus, coupled with good picks in the software and services area. Among semiconductors, chipmaker Marvell Technology Group - which was no longer held at period end - was another positive. On the other hand, we had a few disappointments in tech, including wireless technology provider QUALCOMM, the top individual detractor, which suffered from increased price competition for its chipsets. Network infrastructure product firm Juniper Networks and semiconductor manufacturer Monolithic Power also hurt when investors became worried about the sustainability of the economic recovery.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 to June 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010 to June 30, 2010
Growth Discovery	.75%
Actual		$ 1,000.00	$ 949.50	$ 3.63
Hypothetical A		$ 1,000.00	$ 1,021.08	$ 3.76
Class K	.53%
Actual		$ 1,000.00	$ 951.30	$ 2.56
Hypothetical A		$ 1,000.00	$ 1,022.17	$ 2.66

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.9	4.0
Cisco Systems, Inc.	5.0	4.8
QUALCOMM, Inc.	3.2	3.5
United Technologies Corp.	2.6	2.0
Procter & Gamble Co.	2.6	1.0
Juniper Networks, Inc.	2.5	1.4
Google, Inc. Class A	2.3	4.5
Medco Health Solutions, Inc.	2.1	2.4
Agilent Technologies, Inc.	1.9	2.1
Express Scripts, Inc.	1.7	1.4
	29.8
Top Five Market Sectors as of June 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	34.3	37.7
Health Care	16.0	12.9
Consumer Discretionary	15.5	13.6
Industrials	12.9	9.9
Consumer Staples	8.4	7.6
Asset Allocation (% of fund's net assets)
As of June 30, 2010*		As of December 31, 2009**
	Stocks 98.9%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	9.8%	** Foreign investments	13.4%

Annual Report

Investments June 30, 2010

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.5%
Auto Components - 0.2%
Gentex Corp.	83,500	$ 1,501
Automobiles - 0.9%
Harley-Davidson, Inc.	267,779	5,953
Diversified Consumer Services - 1.8%
Navitas Ltd.	502,977	1,952
Strayer Education, Inc. (c)	36,805	7,651
Universal Technical Institute, Inc.	83,955	1,985
		11,588
Hotels, Restaurants & Leisure - 3.3%
Chipotle Mexican Grill, Inc. (a)	3,307	452
Denny's Corp. (a)	215,534	560
Home Inns & Hotels Management, Inc. sponsored ADR (a)	24,791	968
Marriott International, Inc. Class A	43,835	1,312
McDonald's Corp.	114,000	7,509
Starbucks Corp.	263,926	6,413
Starwood Hotels & Resorts Worldwide, Inc.	55,845	2,314
The Cheesecake Factory, Inc. (a)	82,350	1,833
		21,361
Household Durables - 0.4%
Mohawk Industries, Inc. (a)	54,412	2,490
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	70,234	7,674
Media - 1.5%
DIRECTV (a)	81,300	2,758
Discovery Communications, Inc. Class C (a)	67,750	2,096
Interpublic Group of Companies, Inc. (a)	315,508	2,250
McGraw-Hill Companies, Inc.	80,820	2,274
		9,378
Multiline Retail - 1.3%
Dollarama, Inc.	144,190	3,352
Dollarama, Inc. (d)	25,900	602
Target Corp.	87,050	4,280
		8,234
Specialty Retail - 3.0%
Lowe's Companies, Inc.	215,955	4,410
Ross Stores, Inc.	60,433	3,220
TJX Companies, Inc.	110,409	4,632
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Urban Outfitters, Inc. (a)	112,902	$ 3,883
Vitamin Shoppe, Inc.	134,756	3,456
		19,601
Textiles, Apparel & Luxury Goods - 1.9%
Coach, Inc.	102,400	3,743
lululemon athletica, Inc. (a)(c)	143,211	5,330
Polo Ralph Lauren Corp. Class A	41,500	3,028
		12,101
TOTAL CONSUMER DISCRETIONARY		99,881
CONSUMER STAPLES - 8.4%
Beverages - 0.7%
The Coca-Cola Co.	89,300	4,476
Food & Staples Retailing - 2.1%
Costco Wholesale Corp.	14,800	811
Walgreen Co.	208,803	5,575
Whole Foods Market, Inc. (a)	199,300	7,179
		13,565
Food Products - 0.9%
Diamond Foods, Inc. (c)	86,779	3,567
Mead Johnson Nutrition Co. Class A	45,031	2,257
		5,824
Household Products - 3.8%
Colgate-Palmolive Co.	101,541	7,997
Procter & Gamble Co.	277,827	16,664
		24,661
Personal Products - 0.9%
Estee Lauder Companies, Inc. Class A	40,953	2,282
Herbalife Ltd.	75,392	3,472
		5,754
TOTAL CONSUMER STAPLES		54,280
ENERGY - 2.3%
Energy Equipment & Services - 0.9%
Schlumberger Ltd.	108,001	5,977
Oil, Gas & Consumable Fuels - 1.4%
Denbury Resources, Inc. (a)	291,176	4,263
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Southwestern Energy Co. (a)	82,103	$ 3,172
Whiting Petroleum Corp. (a)	19,700	1,545
		8,980
TOTAL ENERGY		14,957
FINANCIALS - 5.7%
Capital Markets - 0.8%
BlackRock, Inc. Class A	14,491	2,078
Charles Schwab Corp.	170,751	2,421
Goldman Sachs Group, Inc.	5,042	662
JMP Group, Inc.	30,900	191
		5,352
Commercial Banks - 2.1%
M&T Bank Corp. (c)	17,670	1,501
PNC Financial Services Group, Inc.	80,734	4,561
Wells Fargo & Co.	288,319	7,381
		13,443
Consumer Finance - 1.3%
American Express Co.	207,700	8,246
Diversified Financial Services - 0.9%
CME Group, Inc.	8,088	2,277
JPMorgan Chase & Co.	90,700	3,321
		5,598
Insurance - 0.4%
AFLAC, Inc.	64,300	2,744
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	87,100	1,185
TOTAL FINANCIALS		36,568
HEALTH CARE - 16.0%
Biotechnology - 2.6%
Alexion Pharmaceuticals, Inc. (a)	41,290	2,114
Celgene Corp. (a)	19,790	1,006
Clinical Data, Inc. (a)	141,221	1,757
Human Genome Sciences, Inc. (a)	81,900	1,856
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Incyte Corp. (a)(c)	151,137	$ 1,673
United Therapeutics Corp. (a)	165,302	8,068
		16,474
Health Care Equipment & Supplies - 2.1%
AGA Medical Holdings, Inc.	159,572	2,025
C. R. Bard, Inc.	7,577	587
Conceptus, Inc. (a)	79,034	1,231
Covidien PLC	25,614	1,029
DENTSPLY International, Inc.	12,332	369
Edwards Lifesciences Corp. (a)	53,638	3,005
NuVasive, Inc. (a)(c)	107,419	3,809
Sonova Holding AG Class B	10,307	1,265
		13,320
Health Care Providers & Services - 5.0%
Emergency Medical Services Corp. Class A (a)	42,800	2,098
Express Scripts, Inc. (a)	232,852	10,949
Henry Schein, Inc. (a)	19,777	1,086
Medco Health Solutions, Inc. (a)	250,506	13,798
VCA Antech, Inc. (a)	182,684	4,523
		32,454
Life Sciences Tools & Services - 2.5%
Illumina, Inc. (a)	143,076	6,228
Life Technologies Corp. (a)	104,410	4,933
QIAGEN NV (a)	125,470	2,412
Thermo Fisher Scientific, Inc. (a)	56,400	2,766
		16,339
Pharmaceuticals - 3.8%
Allergan, Inc.	36,200	2,109
Biovail Corp.	208,700	4,021
Novo Nordisk AS Series B	104,959	8,479
Perrigo Co.	57,400	3,391
Teva Pharmaceutical Industries Ltd. sponsored ADR	95,965	4,989
Valeant Pharmaceuticals International (a)	34,400	1,799
		24,788
TOTAL HEALTH CARE		103,375
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 12.9%
Aerospace & Defense - 5.6%
Esterline Technologies Corp. (a)	56,814	$ 2,696
Goodrich Corp.	80,821	5,354
Honeywell International, Inc.	152,739	5,961
Precision Castparts Corp.	44,200	4,549
TransDigm Group, Inc.	13,500	689
United Technologies Corp.	257,700	16,727
		35,976
Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc.	66,600	3,707
Airlines - 0.4%
Southwest Airlines Co.	236,090	2,623
Building Products - 0.3%
Lennox International, Inc.	42,278	1,757
Commercial Services & Supplies - 0.9%
Higher One Holdings, Inc.	98,000	1,421
Republic Services, Inc.	100,700	2,994
Steelcase, Inc. Class A	85,996	666
Waste Connections, Inc. (a)	30,100	1,050
		6,131
Construction & Engineering - 0.1%
Fluor Corp.	15,200	646
Electrical Equipment - 0.9%
Acuity Brands, Inc.	43,666	1,589
AMETEK, Inc.	83,500	3,353
Crompton Greaves Ltd.	115,099	636
		5,578
Industrial Conglomerates - 0.7%
3M Co.	60,456	4,775
Machinery - 2.2%
Cummins, Inc.	71,200	4,637
Danaher Corp.	99,000	3,675
Gardner Denver, Inc.	30,209	1,347
Ingersoll-Rand Co. Ltd.	43,823	1,511
PACCAR, Inc.	51,500	2,053
Weg SA	148,800	1,379
		14,602
Professional Services - 0.8%
51job, Inc. sponsored ADR (a)	21,310	443
CoStar Group, Inc. (a)(c)	9,065	352
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
Equifax, Inc.	13,100	$ 368
IHS, Inc. Class A (a)	12,098	707
Robert Half International, Inc.	132,200	3,113
		4,983
Road & Rail - 0.4%
Union Pacific Corp.	41,368	2,875
TOTAL INDUSTRIALS		83,653
INFORMATION TECHNOLOGY - 34.3%
Communications Equipment - 12.0%
Cisco Systems, Inc. (a)	1,519,248	32,375
DG FastChannel, Inc. (a)	22,000	717
Juniper Networks, Inc. (a)	711,169	16,229
Polycom, Inc. (a)	108,387	3,229
QUALCOMM, Inc.	624,079	20,495
Riverbed Technology, Inc. (a)	160,732	4,439
		77,484
Computers & Peripherals - 6.9%
Apple, Inc. (a)	150,709	37,911
EMC Corp. (a)	42,940	786
NetApp, Inc. (a)	160,456	5,987
		44,684
Electronic Equipment & Components - 2.6%
Agilent Technologies, Inc. (a)	432,908	12,308
Corning, Inc.	157,236	2,539
IPG Photonics Corp. (a)	56,208	856
Keyence Corp.	3,200	740
		16,443
Internet Software & Services - 5.6%
Baidu.com, Inc. sponsored ADR (a)	83,350	5,674
eBay, Inc. (a)	196,000	3,844
Google, Inc. Class A (a)	34,043	15,147
The Knot, Inc. (a)	76,938	599
VeriSign, Inc. (a)	165,682	4,399
WebMD Health Corp. (a)(c)	133,286	6,188
		35,851
IT Services - 2.6%
Accenture PLC Class A	39,915	1,543
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Cognizant Technology Solutions Corp. Class A (a)	107,700	$ 5,391
MasterCard, Inc. Class A	17,738	3,539
Visa, Inc. Class A	91,644	6,484
		16,957
Semiconductors & Semiconductor Equipment - 1.5%
Applied Micro Circuits Corp. (a)	105,628	1,107
ARM Holdings PLC	160,500	664
Avago Technologies Ltd.	121,911	2,567
Monolithic Power Systems, Inc. (a)	206,634	3,690
PMC-Sierra, Inc. (a)	48,900	368
Power Integrations, Inc.	10,299	332
Rubicon Technology, Inc. (a)	39,752	1,184
		9,912
Software - 3.1%
Advent Software, Inc. (a)(c)	1,987	93
Citrix Systems, Inc. (a)	142,767	6,029
Concur Technologies, Inc. (a)	7,895	337
Informatica Corp. (a)	31,800	759
Kingdee International Software Group Co. Ltd.	882,000	332
Oracle Corp.	146,328	3,140
Red Hat, Inc. (a)	42,500	1,230
Salesforce.com, Inc. (a)	28,850	2,476
Solera Holdings, Inc.	19,167	694
VanceInfo Technologies, Inc. ADR (a)	60,635	1,412
VMware, Inc. Class A (a)	58,015	3,631
		20,133
TOTAL INFORMATION TECHNOLOGY		221,464
MATERIALS - 2.7%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	94,500	6,125
Ecolab, Inc.	31,000	1,392
Sherwin-Williams Co.	28,829	1,995
The Mosaic Co.	23,000	897
		10,409
Metals & Mining - 1.1%
Compass Minerals International, Inc.	16,255	1,142
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Consolidated Thompson Iron Mines Ltd. (a)	582,500	$ 3,973
Newmont Mining Corp.	34,400	2,124
		7,239
TOTAL MATERIALS		17,648
TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunication Services - 1.1%
Syniverse Holdings, Inc. (a)	107,197	2,192
Vivo Participacoes SA sponsored ADR	197,600	5,122
		7,314
TOTAL COMMON STOCKS (Cost $653,308)		639,140
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.20% (e)	430,139	430
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(e)	17,127,620	17,128
TOTAL MONEY MARKET FUNDS (Cost $17,558)		17,558
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $670,866)		656,698
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(10,636)
NET ASSETS - 100%		$ 646,062
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $602,000 or 0.1% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 6
Fidelity Securities Lending Cash Central Fund	208
Total	$ 214
Other Information

The following is a summary of the inputs used, as of June 30, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 99,881	$ 97,929	$ 1,952	$ -
Consumer Staples	54,280	54,280	-	-
Energy	14,957	14,957	-	-
Financials	36,568	36,568	-	-
Health Care	103,375	93,631	9,744	-
Industrials	83,653	83,017	636	-
Information Technology	221,464	219,728	1,736	-
Materials	17,648	17,648	-	-
Telecommunication Services	7,314	7,314	-	-
Money Market Funds	17,558	17,558	-	-
Total Investments in Securities:	$ 656,698	$ 642,630	$ 14,068	$ -
Income Tax Information

At June 30, 2010, the Fund had a capital loss carryforward of approximately $680,372,000 of which $90,091,000, $329,850,000 and $260,431,000 will expire on June 30, 2011, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	June 30, 2010

Assets
Investment in securities, at value (including securities loaned of $16,681) - See accompanying schedule: Unaffiliated issuers (cost $653,308)	$ 639,140
Fidelity Central Funds (cost $17,558)	17,558
Total Investments (cost $670,866)		$ 656,698
Cash		53
Receivable for investments sold		11,821
Receivable for fund shares sold		283
Dividends receivable		298
Distributions receivable from Fidelity Central funds		24
Other receivables		43
Total assets		669,220

Liabilities
Payable for investments purchased	$ 5,101
Payable for fund shares redeemed	503
Accrued management fee	204
Other affiliated payables	176
Other payables and accrued expenses	46
Collateral on securities loaned, at value	17,128
Total liabilities		23,158

Net Assets		$ 646,062
Net Assets consist of:
Paid in capital		$ 1,344,584
Undistributed net investment income		447
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(684,795)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(14,174)
Net Assets		$ 646,062
Growth Discovery: Net Asset Value, offering price and redemption price per share ($603,555 ÷ 57,274 shares)		$ 10.54

Class K: Net Asset Value, offering price and redemption price per share ($42,507 ÷ 4,031 shares)		$ 10.55

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended June 30, 2010

Investment Income
Dividends		$ 6,221
Income from Fidelity Central Funds		214
Total income		6,435

Expenses
Management fee Basic fee	$ 4,304
Performance adjustment	(1,121)
Transfer agent fees	2,106
Accounting and security lending fees	295
Custodian fees and expenses	76
Independent trustees' compensation	5
Registration fees	47
Audit	53
Legal	7
Interest	1
Miscellaneous	15
Total expenses before reductions	5,788
Expense reductions	(84)	5,704
Net investment income (loss)		731
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	81,855
Foreign currency transactions	(7)
Futures contracts	67
Capital gain distributions from Fidelity Central Funds	2
Total net realized gain (loss)		81,917
Change in net unrealized appreciation (depreciation) on: Investment securities	53,028
Assets and liabilities in foreign currencies	(5)
Total change in net unrealized appreciation (depreciation)		53,023
Net gain (loss)		134,940
Net increase (decrease) in net assets resulting from operations		$ 135,671

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2010	Year ended June 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 731	$ 3,953
Net realized gain (loss)	81,917	(603,150)
Change in net unrealized appreciation (depreciation)	53,023	(67,293)
Net increase (decrease) in net assets resulting from operations	135,671	(666,490)
Distributions to shareholders from net investment income	(2,312)	(8,686)
Distributions to shareholders from net realized gain	(417)	-
Total distributions	(2,729)	(8,686)
Share transactions - net increase (decrease)	(295,140)	(284,372)
Total increase (decrease) in net assets	(162,198)	(959,548)

Net Assets
Beginning of period	808,260	1,767,808
End of period (including undistributed net investment income of $447 and undistributed net investment income of $2,038, respectively)	$ 646,062	$ 808,260

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Discovery

Years ended June 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.04	$ 14.61	$ 14.36	$ 11.60	$ 10.70
Income from Investment Operations
Net investment income (loss) B	.01	.04	.09	.07	.12
Net realized and unrealized gain (loss)	1.52	(5.54)	.20	2.83	.91
Total from investment operations	1.53	(5.50)	.29	2.90	1.03
Distributions from net investment income	(.03)	(.07)	(.04)	(.12)	(.13)
Distributions from net realized gain	(.01)	-	-	(.02)	-
Total distributions	(.03) F	(.07)	(.04)	(.14)	(.13)
Net asset value, end of period	$ 10.54	$ 9.04	$ 14.61	$ 14.36	$ 11.60
Total Return A	16.96%	(37.75)%	1.98%	25.24%	9.67%
Ratios to Average Net Assets C, E
Expenses before reductions	.76%	.90%	.91%	.81%	.68%
Expenses net of fee waivers, if any	.76%	.90%	.91%	.81%	.68%
Expenses net of all reductions	.75%	.89%	.90%	.80%	.61%
Net investment income (loss)	.08%	.36%	.57%	.55%	1.04%
Supplemental Data
Net assets, end of period (in millions)	$ 604	$ 777	$ 1,768	$ 481	$ 412
Portfolio turnover rate D	87%	166%	150%	199%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.03 per share is comprised of distributions from net investment income of $.027 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended June 30,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.05	$ 14.62	$ 14.94
Income from Investment Operations
Net investment income (loss) D	.03	.05	.03
Net realized and unrealized gain (loss)	1.53	(5.53)	(.35)
Total from investment operations	1.56	(5.48)	(.32)
Distributions from net investment income	(.05)	(.09)	-
Distributions from net realized gain	(.01)	-	-
Total distributions	(.06) I	(.09)	-
Net asset value, end of period	$ 10.55	$ 9.05	$ 14.62
Total Return B, C	17.25%	(37.60)%	(2.14)%
Ratios to Average Net Assets E, H
Expenses before reductions	.53%	.67%	.76% A
Expenses net of fee waivers, if any	.53%	.67%	.76% A
Expenses net of all reductions	.52%	.67%	.75% A
Net investment income (loss)	.31%	.59%	1.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,507	$ 30,939	$ 98
Portfolio turnover rate F	87%	166%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Growth Discovery Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Growth Discovery and Class K to eligible shareholders of Growth Discovery. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of June 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 49,774
Gross unrealized depreciation	(69,653)
Net unrealized appreciation (depreciation)	$ (19,879)

Tax Cost	$ 676,577

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,734
Capital loss carryforward	$ (680,372)
Net unrealized appreciation (depreciation)	$ (19,884)

The tax character of distributions paid was as follows:

	June 30, 2010	June 30, 2009
Ordinary Income	$ 2,729	$ 8,686

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund uses derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives may increase or decrease its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Risk of loss may exceed the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund uses futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. The receivable and/or payable for the variation margin are reflected in the Statement of Assets and Liabilities.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market may limit the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $67 and a change in net unrealized appreciation (depreciation) of $0 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $655,021 and $956,689, respectively.

Annual Report

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period. The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Growth Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .41% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Discovery. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Growth Discovery	$ 2,082.29
Class K	24.06
	$ 2,106

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,444.45%		$ 1

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $208.

Annual Report

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Growth Discovery's operating expenses. During the period, this reimbursement reduced the class' expenses by $8.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $76 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2010	2009
From net investment income
Growth Discovery	$ 2,117	$ 8,572
Class K	195	114
Total	$ 2,312	$ 8,686
From net realized gain
Growth Discovery	$ 400	$ -
Class K	17	-
Total	$ 417	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2010 A	2009	2010 A	2009
Growth Discovery
Shares sold	5,616	36,911	$ 60,227	$ 376,591
Conversion to Class K	(1,190)	(3,882)	(11,761)	(42,707)
Reinvestment of distributions	241	682	2,421	8,199
Shares redeemed	(33,383)	(68,724)	(351,851)	(665,146)
Net increase (decrease)	(28,716)	(35,013)	$ (300,964)	$ (323,063)
Class K
Shares sold	864	852	$ 9,392	$ 7,410
Conversion from Growth Discovery	1,190	3,879	11,761	42,707
Reinvestment of distributions	21	13	212	114
Shares redeemed	(1,463)	(1,332)	(15,541)	(11,540)
Net increase (decrease)	612	3,412	$ 5,824	$ 38,691

A Conversion transactions for Class K and Growth Discovery are presented for the period July 1, 2009 through August 31, 2009.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Growth Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Discovery Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Discovery Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Growth Discovery	08/09/10	08/06/10	$0.006	$0.023

Growth Discovery designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Growth Discovery designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) 1-800-544-5555

Automated line for quickest service

CII-UANN-0810
1.787730.107

Fidelity®

Growth Discovery
Fund -
Class K

Annual Report

June 30, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets came under significant pressure in May 2010 when investor sentiment turned bearish amid growing concern that Europe's debt crisis would expand and slow or derail economic recovery. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class K A, B	17.25%	0.50%	-1.68%

A Prior to February 1, 2007, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

B The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Growth Discovery Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Discovery Fund - Class K on June 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite a host of negative events fueling volatility in the first half of 2010 - including sovereign debt woes in Europe, concerns about the sustainability of a global economic recovery, the disastrous oil spill in the Gulf of Mexico and even a May 6 "flash-crash" that momentarily sliced 9% off the Dow Jones Industrial AverageSM - U.S. stock markets posted double-digit gains for the year ending June 30, 2010. After a brief, early-period dip, markets headed up again, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Aside from a slide in January, positive news continued through mid-April, when the Dow pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as Europe's troubling debt crisis fueled worries that it might spread globally, sparking a precipitous sell-off in May that marked the first official market correction since the rally began in March 2009. Although the market's malaise continued through June, the Dow still finished the period with an 18.94% gain, while the S&P 500® Index was up 14.43%. Small- and mid-cap stocks did even better, as measured by the 21.48% increase in the Russell 2000® Index and the 25.13% gain in the Russell Midcap® Index. The technology-laden Nasdaq Composite® Index also fared well, returning 15.98%.

Comments from Jason Weiner, Portfolio Manager of Fidelity® Growth Discovery Fund: For the 12 months ending June 30, 2010, the fund's Class K shares returned 17.25%, outperforming the Russell 3000® Growth Index, which returned 13.95%. Performance was driven by positioning in the consumer discretionary sector, including a stake in upscale yoga clothing retailer lululemon athletica. The chain benefited from its dominant market share in its niche. Financials was another area where strong stock picking boosted returns, despite the negative impact of being overweighted in the sector. American Express topped the contributors in this area. An overweighted position within information technology was a significant plus, coupled with good picks in the software and services area. Among semiconductors, chipmaker Marvell Technology Group - which was no longer held at period end - was another positive. On the other hand, we had a few disappointments in tech, including wireless technology provider QUALCOMM, the top individual detractor, which suffered from increased price competition for its chipsets. Network infrastructure product firm Juniper Networks and semiconductor manufacturer Monolithic Power also hurt when investors became worried about the sustainability of the economic recovery.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 to June 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010 to June 30, 2010
Growth Discovery	.75%
Actual		$ 1,000.00	$ 949.50	$ 3.63
Hypothetical A		$ 1,000.00	$ 1,021.08	$ 3.76
Class K	.53%
Actual		$ 1,000.00	$ 951.30	$ 2.56
Hypothetical A		$ 1,000.00	$ 1,022.17	$ 2.66

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.9	4.0
Cisco Systems, Inc.	5.0	4.8
QUALCOMM, Inc.	3.2	3.5
United Technologies Corp.	2.6	2.0
Procter & Gamble Co.	2.6	1.0
Juniper Networks, Inc.	2.5	1.4
Google, Inc. Class A	2.3	4.5
Medco Health Solutions, Inc.	2.1	2.4
Agilent Technologies, Inc.	1.9	2.1
Express Scripts, Inc.	1.7	1.4
	29.8
Top Five Market Sectors as of June 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	34.3	37.7
Health Care	16.0	12.9
Consumer Discretionary	15.5	13.6
Industrials	12.9	9.9
Consumer Staples	8.4	7.6
Asset Allocation (% of fund's net assets)
As of June 30, 2010*		As of December 31, 2009**
	Stocks 98.9%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	9.8%	** Foreign investments	13.4%

Annual Report

Investments June 30, 2010

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.5%
Auto Components - 0.2%
Gentex Corp.	83,500	$ 1,501
Automobiles - 0.9%
Harley-Davidson, Inc.	267,779	5,953
Diversified Consumer Services - 1.8%
Navitas Ltd.	502,977	1,952
Strayer Education, Inc. (c)	36,805	7,651
Universal Technical Institute, Inc.	83,955	1,985
		11,588
Hotels, Restaurants & Leisure - 3.3%
Chipotle Mexican Grill, Inc. (a)	3,307	452
Denny's Corp. (a)	215,534	560
Home Inns & Hotels Management, Inc. sponsored ADR (a)	24,791	968
Marriott International, Inc. Class A	43,835	1,312
McDonald's Corp.	114,000	7,509
Starbucks Corp.	263,926	6,413
Starwood Hotels & Resorts Worldwide, Inc.	55,845	2,314
The Cheesecake Factory, Inc. (a)	82,350	1,833
		21,361
Household Durables - 0.4%
Mohawk Industries, Inc. (a)	54,412	2,490
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	70,234	7,674
Media - 1.5%
DIRECTV (a)	81,300	2,758
Discovery Communications, Inc. Class C (a)	67,750	2,096
Interpublic Group of Companies, Inc. (a)	315,508	2,250
McGraw-Hill Companies, Inc.	80,820	2,274
		9,378
Multiline Retail - 1.3%
Dollarama, Inc.	144,190	3,352
Dollarama, Inc. (d)	25,900	602
Target Corp.	87,050	4,280
		8,234
Specialty Retail - 3.0%
Lowe's Companies, Inc.	215,955	4,410
Ross Stores, Inc.	60,433	3,220
TJX Companies, Inc.	110,409	4,632
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Urban Outfitters, Inc. (a)	112,902	$ 3,883
Vitamin Shoppe, Inc.	134,756	3,456
		19,601
Textiles, Apparel & Luxury Goods - 1.9%
Coach, Inc.	102,400	3,743
lululemon athletica, Inc. (a)(c)	143,211	5,330
Polo Ralph Lauren Corp. Class A	41,500	3,028
		12,101
TOTAL CONSUMER DISCRETIONARY		99,881
CONSUMER STAPLES - 8.4%
Beverages - 0.7%
The Coca-Cola Co.	89,300	4,476
Food & Staples Retailing - 2.1%
Costco Wholesale Corp.	14,800	811
Walgreen Co.	208,803	5,575
Whole Foods Market, Inc. (a)	199,300	7,179
		13,565
Food Products - 0.9%
Diamond Foods, Inc. (c)	86,779	3,567
Mead Johnson Nutrition Co. Class A	45,031	2,257
		5,824
Household Products - 3.8%
Colgate-Palmolive Co.	101,541	7,997
Procter & Gamble Co.	277,827	16,664
		24,661
Personal Products - 0.9%
Estee Lauder Companies, Inc. Class A	40,953	2,282
Herbalife Ltd.	75,392	3,472
		5,754
TOTAL CONSUMER STAPLES		54,280
ENERGY - 2.3%
Energy Equipment & Services - 0.9%
Schlumberger Ltd.	108,001	5,977
Oil, Gas & Consumable Fuels - 1.4%
Denbury Resources, Inc. (a)	291,176	4,263
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Southwestern Energy Co. (a)	82,103	$ 3,172
Whiting Petroleum Corp. (a)	19,700	1,545
		8,980
TOTAL ENERGY		14,957
FINANCIALS - 5.7%
Capital Markets - 0.8%
BlackRock, Inc. Class A	14,491	2,078
Charles Schwab Corp.	170,751	2,421
Goldman Sachs Group, Inc.	5,042	662
JMP Group, Inc.	30,900	191
		5,352
Commercial Banks - 2.1%
M&T Bank Corp. (c)	17,670	1,501
PNC Financial Services Group, Inc.	80,734	4,561
Wells Fargo & Co.	288,319	7,381
		13,443
Consumer Finance - 1.3%
American Express Co.	207,700	8,246
Diversified Financial Services - 0.9%
CME Group, Inc.	8,088	2,277
JPMorgan Chase & Co.	90,700	3,321
		5,598
Insurance - 0.4%
AFLAC, Inc.	64,300	2,744
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	87,100	1,185
TOTAL FINANCIALS		36,568
HEALTH CARE - 16.0%
Biotechnology - 2.6%
Alexion Pharmaceuticals, Inc. (a)	41,290	2,114
Celgene Corp. (a)	19,790	1,006
Clinical Data, Inc. (a)	141,221	1,757
Human Genome Sciences, Inc. (a)	81,900	1,856
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Incyte Corp. (a)(c)	151,137	$ 1,673
United Therapeutics Corp. (a)	165,302	8,068
		16,474
Health Care Equipment & Supplies - 2.1%
AGA Medical Holdings, Inc.	159,572	2,025
C. R. Bard, Inc.	7,577	587
Conceptus, Inc. (a)	79,034	1,231
Covidien PLC	25,614	1,029
DENTSPLY International, Inc.	12,332	369
Edwards Lifesciences Corp. (a)	53,638	3,005
NuVasive, Inc. (a)(c)	107,419	3,809
Sonova Holding AG Class B	10,307	1,265
		13,320
Health Care Providers & Services - 5.0%
Emergency Medical Services Corp. Class A (a)	42,800	2,098
Express Scripts, Inc. (a)	232,852	10,949
Henry Schein, Inc. (a)	19,777	1,086
Medco Health Solutions, Inc. (a)	250,506	13,798
VCA Antech, Inc. (a)	182,684	4,523
		32,454
Life Sciences Tools & Services - 2.5%
Illumina, Inc. (a)	143,076	6,228
Life Technologies Corp. (a)	104,410	4,933
QIAGEN NV (a)	125,470	2,412
Thermo Fisher Scientific, Inc. (a)	56,400	2,766
		16,339
Pharmaceuticals - 3.8%
Allergan, Inc.	36,200	2,109
Biovail Corp.	208,700	4,021
Novo Nordisk AS Series B	104,959	8,479
Perrigo Co.	57,400	3,391
Teva Pharmaceutical Industries Ltd. sponsored ADR	95,965	4,989
Valeant Pharmaceuticals International (a)	34,400	1,799
		24,788
TOTAL HEALTH CARE		103,375
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 12.9%
Aerospace & Defense - 5.6%
Esterline Technologies Corp. (a)	56,814	$ 2,696
Goodrich Corp.	80,821	5,354
Honeywell International, Inc.	152,739	5,961
Precision Castparts Corp.	44,200	4,549
TransDigm Group, Inc.	13,500	689
United Technologies Corp.	257,700	16,727
		35,976
Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc.	66,600	3,707
Airlines - 0.4%
Southwest Airlines Co.	236,090	2,623
Building Products - 0.3%
Lennox International, Inc.	42,278	1,757
Commercial Services & Supplies - 0.9%
Higher One Holdings, Inc.	98,000	1,421
Republic Services, Inc.	100,700	2,994
Steelcase, Inc. Class A	85,996	666
Waste Connections, Inc. (a)	30,100	1,050
		6,131
Construction & Engineering - 0.1%
Fluor Corp.	15,200	646
Electrical Equipment - 0.9%
Acuity Brands, Inc.	43,666	1,589
AMETEK, Inc.	83,500	3,353
Crompton Greaves Ltd.	115,099	636
		5,578
Industrial Conglomerates - 0.7%
3M Co.	60,456	4,775
Machinery - 2.2%
Cummins, Inc.	71,200	4,637
Danaher Corp.	99,000	3,675
Gardner Denver, Inc.	30,209	1,347
Ingersoll-Rand Co. Ltd.	43,823	1,511
PACCAR, Inc.	51,500	2,053
Weg SA	148,800	1,379
		14,602
Professional Services - 0.8%
51job, Inc. sponsored ADR (a)	21,310	443
CoStar Group, Inc. (a)(c)	9,065	352
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
Equifax, Inc.	13,100	$ 368
IHS, Inc. Class A (a)	12,098	707
Robert Half International, Inc.	132,200	3,113
		4,983
Road & Rail - 0.4%
Union Pacific Corp.	41,368	2,875
TOTAL INDUSTRIALS		83,653
INFORMATION TECHNOLOGY - 34.3%
Communications Equipment - 12.0%
Cisco Systems, Inc. (a)	1,519,248	32,375
DG FastChannel, Inc. (a)	22,000	717
Juniper Networks, Inc. (a)	711,169	16,229
Polycom, Inc. (a)	108,387	3,229
QUALCOMM, Inc.	624,079	20,495
Riverbed Technology, Inc. (a)	160,732	4,439
		77,484
Computers & Peripherals - 6.9%
Apple, Inc. (a)	150,709	37,911
EMC Corp. (a)	42,940	786
NetApp, Inc. (a)	160,456	5,987
		44,684
Electronic Equipment & Components - 2.6%
Agilent Technologies, Inc. (a)	432,908	12,308
Corning, Inc.	157,236	2,539
IPG Photonics Corp. (a)	56,208	856
Keyence Corp.	3,200	740
		16,443
Internet Software & Services - 5.6%
Baidu.com, Inc. sponsored ADR (a)	83,350	5,674
eBay, Inc. (a)	196,000	3,844
Google, Inc. Class A (a)	34,043	15,147
The Knot, Inc. (a)	76,938	599
VeriSign, Inc. (a)	165,682	4,399
WebMD Health Corp. (a)(c)	133,286	6,188
		35,851
IT Services - 2.6%
Accenture PLC Class A	39,915	1,543
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Cognizant Technology Solutions Corp. Class A (a)	107,700	$ 5,391
MasterCard, Inc. Class A	17,738	3,539
Visa, Inc. Class A	91,644	6,484
		16,957
Semiconductors & Semiconductor Equipment - 1.5%
Applied Micro Circuits Corp. (a)	105,628	1,107
ARM Holdings PLC	160,500	664
Avago Technologies Ltd.	121,911	2,567
Monolithic Power Systems, Inc. (a)	206,634	3,690
PMC-Sierra, Inc. (a)	48,900	368
Power Integrations, Inc.	10,299	332
Rubicon Technology, Inc. (a)	39,752	1,184
		9,912
Software - 3.1%
Advent Software, Inc. (a)(c)	1,987	93
Citrix Systems, Inc. (a)	142,767	6,029
Concur Technologies, Inc. (a)	7,895	337
Informatica Corp. (a)	31,800	759
Kingdee International Software Group Co. Ltd.	882,000	332
Oracle Corp.	146,328	3,140
Red Hat, Inc. (a)	42,500	1,230
Salesforce.com, Inc. (a)	28,850	2,476
Solera Holdings, Inc.	19,167	694
VanceInfo Technologies, Inc. ADR (a)	60,635	1,412
VMware, Inc. Class A (a)	58,015	3,631
		20,133
TOTAL INFORMATION TECHNOLOGY		221,464
MATERIALS - 2.7%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	94,500	6,125
Ecolab, Inc.	31,000	1,392
Sherwin-Williams Co.	28,829	1,995
The Mosaic Co.	23,000	897
		10,409
Metals & Mining - 1.1%
Compass Minerals International, Inc.	16,255	1,142
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Consolidated Thompson Iron Mines Ltd. (a)	582,500	$ 3,973
Newmont Mining Corp.	34,400	2,124
		7,239
TOTAL MATERIALS		17,648
TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunication Services - 1.1%
Syniverse Holdings, Inc. (a)	107,197	2,192
Vivo Participacoes SA sponsored ADR	197,600	5,122
		7,314
TOTAL COMMON STOCKS (Cost $653,308)		639,140
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.20% (e)	430,139	430
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(e)	17,127,620	17,128
TOTAL MONEY MARKET FUNDS (Cost $17,558)		17,558
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $670,866)		656,698
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(10,636)
NET ASSETS - 100%		$ 646,062
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $602,000 or 0.1% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 6
Fidelity Securities Lending Cash Central Fund	208
Total	$ 214
Other Information

The following is a summary of the inputs used, as of June 30, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 99,881	$ 97,929	$ 1,952	$ -
Consumer Staples	54,280	54,280	-	-
Energy	14,957	14,957	-	-
Financials	36,568	36,568	-	-
Health Care	103,375	93,631	9,744	-
Industrials	83,653	83,017	636	-
Information Technology	221,464	219,728	1,736	-
Materials	17,648	17,648	-	-
Telecommunication Services	7,314	7,314	-	-
Money Market Funds	17,558	17,558	-	-
Total Investments in Securities:	$ 656,698	$ 642,630	$ 14,068	$ -
Income Tax Information

At June 30, 2010, the Fund had a capital loss carryforward of approximately $680,372,000 of which $90,091,000, $329,850,000 and $260,431,000 will expire on June 30, 2011, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	June 30, 2010

Assets
Investment in securities, at value (including securities loaned of $16,681) - See accompanying schedule: Unaffiliated issuers (cost $653,308)	$ 639,140
Fidelity Central Funds (cost $17,558)	17,558
Total Investments (cost $670,866)		$ 656,698
Cash		53
Receivable for investments sold		11,821
Receivable for fund shares sold		283
Dividends receivable		298
Distributions receivable from Fidelity Central funds		24
Other receivables		43
Total assets		669,220

Liabilities
Payable for investments purchased	$ 5,101
Payable for fund shares redeemed	503
Accrued management fee	204
Other affiliated payables	176
Other payables and accrued expenses	46
Collateral on securities loaned, at value	17,128
Total liabilities		23,158

Net Assets		$ 646,062
Net Assets consist of:
Paid in capital		$ 1,344,584
Undistributed net investment income		447
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(684,795)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(14,174)
Net Assets		$ 646,062
Growth Discovery: Net Asset Value, offering price and redemption price per share ($603,555 ÷ 57,274 shares)		$ 10.54

Class K: Net Asset Value, offering price and redemption price per share ($42,507 ÷ 4,031 shares)		$ 10.55

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended June 30, 2010

Investment Income
Dividends		$ 6,221
Income from Fidelity Central Funds		214
Total income		6,435

Expenses
Management fee Basic fee	$ 4,304
Performance adjustment	(1,121)
Transfer agent fees	2,106
Accounting and security lending fees	295
Custodian fees and expenses	76
Independent trustees' compensation	5
Registration fees	47
Audit	53
Legal	7
Interest	1
Miscellaneous	15
Total expenses before reductions	5,788
Expense reductions	(84)	5,704
Net investment income (loss)		731
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	81,855
Foreign currency transactions	(7)
Futures contracts	67
Capital gain distributions from Fidelity Central Funds	2
Total net realized gain (loss)		81,917
Change in net unrealized appreciation (depreciation) on: Investment securities	53,028
Assets and liabilities in foreign currencies	(5)
Total change in net unrealized appreciation (depreciation)		53,023
Net gain (loss)		134,940
Net increase (decrease) in net assets resulting from operations		$ 135,671

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2010	Year ended June 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 731	$ 3,953
Net realized gain (loss)	81,917	(603,150)
Change in net unrealized appreciation (depreciation)	53,023	(67,293)
Net increase (decrease) in net assets resulting from operations	135,671	(666,490)
Distributions to shareholders from net investment income	(2,312)	(8,686)
Distributions to shareholders from net realized gain	(417)	-
Total distributions	(2,729)	(8,686)
Share transactions - net increase (decrease)	(295,140)	(284,372)
Total increase (decrease) in net assets	(162,198)	(959,548)

Net Assets
Beginning of period	808,260	1,767,808
End of period (including undistributed net investment income of $447 and undistributed net investment income of $2,038, respectively)	$ 646,062	$ 808,260

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Discovery

Years ended June 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.04	$ 14.61	$ 14.36	$ 11.60	$ 10.70
Income from Investment Operations
Net investment income (loss) B	.01	.04	.09	.07	.12
Net realized and unrealized gain (loss)	1.52	(5.54)	.20	2.83	.91
Total from investment operations	1.53	(5.50)	.29	2.90	1.03
Distributions from net investment income	(.03)	(.07)	(.04)	(.12)	(.13)
Distributions from net realized gain	(.01)	-	-	(.02)	-
Total distributions	(.03) F	(.07)	(.04)	(.14)	(.13)
Net asset value, end of period	$ 10.54	$ 9.04	$ 14.61	$ 14.36	$ 11.60
Total Return A	16.96%	(37.75)%	1.98%	25.24%	9.67%
Ratios to Average Net Assets C, E
Expenses before reductions	.76%	.90%	.91%	.81%	.68%
Expenses net of fee waivers, if any	.76%	.90%	.91%	.81%	.68%
Expenses net of all reductions	.75%	.89%	.90%	.80%	.61%
Net investment income (loss)	.08%	.36%	.57%	.55%	1.04%
Supplemental Data
Net assets, end of period (in millions)	$ 604	$ 777	$ 1,768	$ 481	$ 412
Portfolio turnover rate D	87%	166%	150%	199%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.03 per share is comprised of distributions from net investment income of $.027 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended June 30,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.05	$ 14.62	$ 14.94
Income from Investment Operations
Net investment income (loss) D	.03	.05	.03
Net realized and unrealized gain (loss)	1.53	(5.53)	(.35)
Total from investment operations	1.56	(5.48)	(.32)
Distributions from net investment income	(.05)	(.09)	-
Distributions from net realized gain	(.01)	-	-
Total distributions	(.06) I	(.09)	-
Net asset value, end of period	$ 10.55	$ 9.05	$ 14.62
Total Return B, C	17.25%	(37.60)%	(2.14)%
Ratios to Average Net Assets E, H
Expenses before reductions	.53%	.67%	.76% A
Expenses net of fee waivers, if any	.53%	.67%	.76% A
Expenses net of all reductions	.52%	.67%	.75% A
Net investment income (loss)	.31%	.59%	1.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,507	$ 30,939	$ 98
Portfolio turnover rate F	87%	166%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Growth Discovery Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Growth Discovery and Class K to eligible shareholders of Growth Discovery. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

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3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

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3. Significant Accounting Policies - continued

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of June 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 49,774
Gross unrealized depreciation	(69,653)
Net unrealized appreciation (depreciation)	$ (19,879)

Tax Cost	$ 676,577

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,734
Capital loss carryforward	$ (680,372)
Net unrealized appreciation (depreciation)	$ (19,884)

The tax character of distributions paid was as follows:

	June 30, 2010	June 30, 2009
Ordinary Income	$ 2,729	$ 8,686

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund uses derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives may increase or decrease its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

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5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Risk of loss may exceed the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund uses futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. The receivable and/or payable for the variation margin are reflected in the Statement of Assets and Liabilities.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market may limit the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $67 and a change in net unrealized appreciation (depreciation) of $0 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $655,021 and $956,689, respectively.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period. The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Growth Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .41% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Discovery. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Growth Discovery	$ 2,082.29
Class K	24.06
	$ 2,106

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10 for the period.

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7. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,444.45%		$ 1

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $208.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Growth Discovery's operating expenses. During the period, this reimbursement reduced the class' expenses by $8.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $76 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2010	2009
From net investment income
Growth Discovery	$ 2,117	$ 8,572
Class K	195	114
Total	$ 2,312	$ 8,686
From net realized gain
Growth Discovery	$ 400	$ -
Class K	17	-
Total	$ 417	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2010 A	2009	2010 A	2009
Growth Discovery
Shares sold	5,616	36,911	$ 60,227	$ 376,591
Conversion to Class K	(1,190)	(3,882)	(11,761)	(42,707)
Reinvestment of distributions	241	682	2,421	8,199
Shares redeemed	(33,383)	(68,724)	(351,851)	(665,146)
Net increase (decrease)	(28,716)	(35,013)	$ (300,964)	$ (323,063)
Class K
Shares sold	864	852	$ 9,392	$ 7,410
Conversion from Growth Discovery	1,190	3,879	11,761	42,707
Reinvestment of distributions	21	13	212	114
Shares redeemed	(1,463)	(1,332)	(15,541)	(11,540)
Net increase (decrease)	612	3,412	$ 5,824	$ 38,691

A Conversion transactions for Class K and Growth Discovery are presented for the period July 1, 2009 through August 31, 2009.

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13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Growth Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Discovery Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Discovery Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	08/09/10	08/06/10	$0.020	$0.023

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

CII-K-UANN-0810
1.863270.101

Fidelity®

Mega Cap Stock

Fund

Annual Report

June 30, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets came under significant pressure in May 2010 when investor sentiment turned bearish amid growing concern that Europe's debt crisis would expand and slow or derail economic recovery. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mega Cap Stock Fund A	13.93%	0.14%	-0.67%

A Prior to December 1, 2007, Fidelity Mega Cap Stock Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mega Cap Stock Fund, a class of the fund, on June 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite a host of negative events fueling volatility in the first half of 2010 - including sovereign debt woes in Europe, concerns about the sustainability of a global economic recovery, the disastrous oil spill in the Gulf of Mexico and even a May 6 "flash-crash" that momentarily sliced 9% off the Dow Jones Industrial AverageSM - U.S. stock markets posted double-digit gains for the year ending June 30, 2010. After a brief, early-period dip, markets headed up again, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Aside from a slide in January, positive news continued through mid-April, when the Dow pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as Europe's troubling debt crisis fueled worries that it might spread globally, sparking a precipitous sell-off in May that marked the first official market correction since the rally began in March 2009. Although the market's malaise continued through June, the Dow still finished the period with an 18.94% gain, while the S&P 500® Index was up 14.43%. Small- and mid-cap stocks did even better, as measured by the 21.48% increase in the Russell 2000® Index and the 25.13% gain in the Russell Midcap® Index. The technology-laden Nasdaq Composite® Index also fared well, returning 15.98%.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Mega Cap Stock Fund: The fund's Retail Class shares gained 13.93% during the year, outpacing the 11.62% return of the mega-cap proxy Russell Top 200® Index but lagging the S&P 500®. Relative to the Russell index, the fund benefited from strong security selection, especially within financials, industrials and health care. An overweighting in technology and financials also helped. Top relative contributors included PNC Financial Services Group, which rose in part on the strength of its traditional banking business, and diversified bank Capital One Financial, not held at period end. Industrial machinery and equipment maker Ingersoll-Rand was another standout performer, as were Dow Chemical and pharmaceutical firm Merck. Conversely, detractors included security selection within technology and an underweighting in the robust industrials sector. QUALCOMM, a leader in mobile technologies, was the biggest detractor, given the fund's overweighting and the stock's poor showing. I largely avoided major index component General Electric, which hurt as the stock rebounded. Agrichemical company Monsanto also curbed performance, as management underestimated the impact of generic competition for its Roundup brand. Some stocks mentioned were not in the index, and some were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 to June 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010 to June 30, 2010
Class A	1.10%
Actual		$ 1,000.00	$ 920.20	$ 5.24
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.51
Class T	1.35%
Actual		$ 1,000.00	$ 918.10	$ 6.42
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 6.76
Class B	1.86%
Actual		$ 1,000.00	$ 915.50	$ 8.83
HypotheticalA		$ 1,000.00	$ 1,015.57	$ 9.30
Class C	1.85%
Actual		$ 1,000.00	$ 916.50	$ 8.79
HypotheticalA		$ 1,000.00	$ 1,015.62	$ 9.25
Mega Cap Stock	.81%
Actual		$ 1,000.00	$ 921.60	$ 3.86
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Institutional Class	.85%
Actual		$ 1,000.00	$ 920.40	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.8	3.8
Wells Fargo & Co.	4.7	4.4
JPMorgan Chase & Co.	4.3	4.0
Bank of America Corp.	3.7	2.7
Cisco Systems, Inc.	3.6	3.7
Apple, Inc.	3.0	2.3
Pfizer, Inc.	2.6	3.0
Chevron Corp.	2.6	2.6
Merck & Co., Inc.	2.5	2.0
Johnson & Johnson	2.2	2.2
	34.0
Top Five Market Sectors as of June 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.8	21.7
Financials	19.7	18.9
Energy	13.6	11.9
Health Care	12.8	12.8
Consumer Discretionary	9.2	10.2
Asset Allocation (% of fund's net assets)
As of June 30, 2010 *		As of December 31, 2009 **
	Stocks 100.1%		Stocks 99.4%
	Convertible Securities 0.0%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets † (0.1)%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	9.6%	** Foreign investments	8.0%

† Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments June 30, 2010

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 8.1%
Auto Components - 0.6%
Johnson Controls, Inc.	112,500	$ 3,022,875
Hotels, Restaurants & Leisure - 0.0%
Yum! Brands, Inc.	6,300	245,952
Media - 1.9%
Comcast Corp. Class A (special) (non-vtg.)	320,200	5,260,886
Omnicom Group, Inc.	20,900	716,870
Time Warner, Inc.	60,300	1,743,273
Viacom, Inc. Class B (non-vtg.)	63,200	1,982,584
		9,703,613
Multiline Retail - 1.2%
Target Corp.	119,000	5,851,230
Specialty Retail - 4.4%
Best Buy Co., Inc.	120,200	4,069,972
Home Depot, Inc.	173,100	4,858,917
Lowe's Companies, Inc.	323,000	6,595,660
Staples, Inc.	353,943	6,742,614
		22,267,163
TOTAL CONSUMER DISCRETIONARY		41,090,833
CONSUMER STAPLES - 7.5%
Beverages - 2.5%
PepsiCo, Inc.	124,700	7,600,465
The Coca-Cola Co.	104,600	5,242,552
		12,843,017
Food & Staples Retailing - 0.9%
Walgreen Co.	176,200	4,704,540
Food Products - 1.4%
Archer Daniels Midland Co.	56,200	1,451,084
Danone	62,517	3,351,412
Kellogg Co.	1,000	50,300
Nestle SA	41,587	2,005,277
		6,858,073
Household Products - 0.8%
Colgate-Palmolive Co.	6,800	535,568
Kimberly-Clark Corp.	58,100	3,522,603
		4,058,171
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 1.9%
Philip Morris International, Inc.	205,930	$ 9,439,831
TOTAL CONSUMER STAPLES		37,903,632
ENERGY - 13.6%
Energy Equipment & Services - 2.2%
Baker Hughes, Inc.	55,600	2,311,292
Halliburton Co.	99,200	2,435,360
Smith International, Inc.	96,000	3,614,400
Weatherford International Ltd. (a)	221,600	2,911,824
		11,272,876
Oil, Gas & Consumable Fuels - 11.4%
Anadarko Petroleum Corp.	42,600	1,537,434
Apache Corp.	15,400	1,296,526
BG Group PLC	33,620	499,874
Chevron Corp.	191,500	12,995,190
Exxon Mobil Corp.	423,171	24,150,368
Hess Corp.	42,900	2,159,586
Marathon Oil Corp.	107,700	3,348,393
Occidental Petroleum Corp.	66,900	5,161,335
Royal Dutch Shell PLC Class A sponsored ADR	58,638	2,944,800
Suncor Energy, Inc.	121,400	3,572,835
		57,666,341
TOTAL ENERGY		68,939,217
FINANCIALS - 19.7%
Capital Markets - 2.2%
Bank of New York Mellon Corp.	170,600	4,212,114
Charles Schwab Corp.	64,700	917,446
Goldman Sachs Group, Inc.	6,800	892,636
Morgan Stanley	167,100	3,878,391
Northern Trust Corp.	22,800	1,064,760
		10,965,347
Commercial Banks - 8.3%
Banco Santander SA	84,016	880,972
BB&T Corp.	108,400	2,852,004
Intesa Sanpaolo SpA	185,505	488,544
PNC Financial Services Group, Inc.	121,300	6,853,450
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp, Delaware	323,400	$ 7,227,990
Wells Fargo & Co.	939,453	24,049,997
		42,352,957
Diversified Financial Services - 9.0%
Bank of America Corp.	1,299,435	18,672,881
Citigroup, Inc. (a)	1,414,300	5,317,768
JPMorgan Chase & Co.	591,100	21,640,171
		45,630,820
Insurance - 0.2%
Allstate Corp.	38,300	1,100,359
TOTAL FINANCIALS		100,049,483
HEALTH CARE - 12.8%
Biotechnology - 2.1%
Amgen, Inc. (a)	116,190	6,111,594
Celgene Corp. (a)	4,800	243,936
Genzyme Corp. (a)	54,100	2,746,657
Gilead Sciences, Inc. (a)	46,200	1,583,736
		10,685,923
Health Care Equipment & Supplies - 0.5%
Baxter International, Inc.	54,000	2,194,560
Health Care Providers & Services - 1.5%
McKesson Corp.	42,100	2,827,436
UnitedHealth Group, Inc.	111,500	3,166,600
WellPoint, Inc. (a)	32,600	1,595,118
		7,589,154
Pharmaceuticals - 8.7%
Abbott Laboratories	133,500	6,245,130
Allergan, Inc.	19,700	1,147,722
Johnson & Johnson	188,800	11,150,528
Merck & Co., Inc.	355,700	12,438,829
Pfizer, Inc.	923,400	13,167,684
		44,149,893
TOTAL HEALTH CARE		64,619,530
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 8.4%
Aerospace & Defense - 2.2%
Honeywell International, Inc.	215,200	$ 8,399,256
Precision Castparts Corp.	5,000	514,600
United Technologies Corp.	33,200	2,155,012
		11,068,868
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	9,200	512,072
United Parcel Service, Inc. Class B	68,600	3,902,654
		4,414,726
Industrial Conglomerates - 1.2%
3M Co.	18,900	1,492,911
General Electric Co.	296,200	4,271,204
Koninklijke Philips Electronics NV unit	21,900	653,496
		6,417,611
Machinery - 3.2%
Caterpillar, Inc.	8,400	504,588
Danaher Corp.	42,800	1,588,736
Deere & Co.	27,800	1,547,904
Ingersoll-Rand Co. Ltd.	257,600	8,884,624
PACCAR, Inc.	88,400	3,524,508
		16,050,360
Road & Rail - 0.9%
Union Pacific Corp.	64,900	4,511,199
TOTAL INDUSTRIALS		42,462,764
INFORMATION TECHNOLOGY - 24.8%
Communications Equipment - 6.2%
Cisco Systems, Inc. (a)	861,200	18,352,172
Juniper Networks, Inc. (a)	196,600	4,486,412
QUALCOMM, Inc.	253,700	8,331,508
		31,170,092
Computers & Peripherals - 5.5%
Apple, Inc. (a)	59,400	14,940,882
EMC Corp. (a)	361,800	6,620,940
Hewlett-Packard Co.	145,800	6,310,224
		27,872,046
Electronic Equipment & Components - 0.9%
Corning, Inc.	293,500	4,740,025
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.8%
eBay, Inc. (a)	120,100	$ 2,355,161
Google, Inc. Class A (a)	15,050	6,696,498
		9,051,659
IT Services - 3.9%
Accenture PLC Class A	54,900	2,121,885
International Business Machines Corp.	83,100	10,261,188
MasterCard, Inc. Class A	28,800	5,746,464
Visa, Inc. Class A	25,200	1,782,900
		19,912,437
Semiconductors & Semiconductor Equipment - 4.0%
Applied Materials, Inc.	216,300	2,599,926
ASML Holding NV	180,000	4,944,600
Broadcom Corp. Class A	41,700	1,374,849
KLA-Tencor Corp.	44,300	1,235,084
Taiwan Semiconductor Manufacturing Co. Ltd.	954,974	1,776,952
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	330,200	3,222,752
Texas Instruments, Inc.	223,500	5,203,080
		20,357,243
Software - 2.5%
Adobe Systems, Inc. (a)	81,400	2,151,402
Autonomy Corp. PLC (a)	152,347	4,151,482
Oracle Corp.	262,200	5,626,812
Symantec Corp. (a)	57,100	792,548
		12,722,244
TOTAL INFORMATION TECHNOLOGY		125,825,746
MATERIALS - 2.5%
Chemicals - 2.5%
Dow Chemical Co.	121,700	2,886,724
E.I. du Pont de Nemours & Co.	163,018	5,638,793
Monsanto Co.	93,500	4,321,570
		12,847,087
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	172,600	4,836,252
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.2%
American Tower Corp. Class A (a)	27,700	$ 1,232,650
TOTAL TELECOMMUNICATION SERVICES		6,068,902
UTILITIES - 0.4%
Electric Utilities - 0.4%
FirstEnergy Corp.	50,700	1,786,161
TOTAL COMMON STOCKS (Cost $553,361,620)		501,593,355
Nonconvertible Preferred Stocks - 1.1%

CONSUMER DISCRETIONARY - 1.1%
Automobiles - 1.1%
Porsche Automobil Holding SE	56,300	2,410,398
Volkswagen AG	34,200	3,002,699
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,181,219)		5,413,097
Money Market Funds - 0.0%

Fidelity Cash Central Fund, 0.20% (b) (Cost $203,690)	203,690	203,690
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $559,746,529)		507,210,142
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(450,416)
NET ASSETS - 100%		$ 506,759,726
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,700
Fidelity Securities Lending Cash Central Fund	16,140
Total	$ 20,840
Other Information

The following is a summary of the inputs used, as of June 30, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 46,503,930	$ 41,090,833	$ 5,413,097	$ -
Consumer Staples	37,903,632	32,546,943	5,356,689	-
Energy	68,939,217	68,439,343	499,874	-
Financials	100,049,483	98,679,967	1,369,516	-
Health Care	64,619,530	64,619,530	-	-
Industrials	42,462,764	42,462,764	-	-
Information Technology	125,825,746	119,897,312	5,928,434	-
Materials	12,847,087	12,847,087	-	-
Telecommunication Services	6,068,902	6,068,902	-	-
Utilities	1,786,161	1,786,161	-	-
Money Market Funds	203,690	203,690	-	-
Total Investments in Securities:	$ 507,210,142	$ 488,642,532	$ 18,567,610	$ -
Income Tax Information

At June 30, 2010, the Fund had a capital loss carryforward of approximately $198,200,550 of which $88,847,328 and $109,353,222 will expire on June 30, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2010

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $559,542,839)	$ 507,006,452
Fidelity Central Funds (cost $203,690)	203,690
Total Investments (cost $559,746,529)		$ 507,210,142
Cash		18,130
Receivable for investments sold		3,692,024
Receivable for fund shares sold		353,198
Dividends receivable		645,141
Distributions receivable from Fidelity Central Funds		109
Other receivables		14,207
Total assets		511,932,951

Liabilities
Payable for investments purchased	$ 2,674,300
Payable for fund shares redeemed	2,098,394
Accrued management fee	206,090
Distribution fees payable	2,189
Other affiliated payables	138,027
Other payables and accrued expenses	54,225
Total liabilities		5,173,225

Net Assets		$ 506,759,726
Net Assets consist of:
Paid in capital		$ 764,094,759
Undistributed net investment income		2,173,091
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(206,971,646)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(52,536,478)
Net Assets		$ 506,759,726

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

June 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,237,970 ÷ 277,428 shares)	$ 8.07

Maximum offering price per share (100/94.25 of $8.07)	$ 8.56
Class T: Net Asset Value and redemption price per share ($1,073,035 ÷ 132,916 shares)	$ 8.07

Maximum offering price per share (100/96.50 of $8.07)	$ 8.36
Class B: Net Asset Value and offering price per share ($666,900 ÷ 83,119 shares)A	$ 8.02

Class C: Net Asset Value and offering price per share ($807,405 ÷ 100,809 shares)A	$ 8.01

Mega Cap Stock: Net Asset Value, offering price and redemption price per share ($500,406,744 ÷ 61,721,410 shares)	$ 8.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,567,672 ÷ 193,732 shares)	$ 8.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended June 30, 2010

Investment Income
Dividends		$ 6,881,085
Income from Fidelity Central Funds		20,840
Total income		6,901,925

Expenses
Management fee	$ 1,806,436
Transfer agent fees	990,474
Distribution fees	19,387
Accounting and security lending fees	151,758
Custodian fees and expenses	65,355
Independent trustees' compensation	2,145
Registration fees	106,402
Audit	45,113
Legal	1,940
Interest	195
Miscellaneous	6,589
Total expenses before reductions	3,195,794
Expense reductions	(49,969)	3,145,825
Net investment income (loss)		3,756,100
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,203,826
Foreign currency transactions	(11,417)
Total net realized gain (loss)		30,192,409
Change in net unrealized appreciation (depreciation) on: Investment securities	(24,007,471)
Assets and liabilities in foreign currencies	(651)
Total change in net unrealized appreciation (depreciation)		(24,008,122)
Net gain (loss)		6,184,287
Net increase (decrease) in net assets resulting from operations		$ 9,940,387

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended June 30, 2010	Year ended June 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,756,100	$ 7,804,841
Net realized gain (loss)	30,192,409	(232,162,114)
Change in net unrealized appreciation (depreciation)	(24,008,122)	46,558,722
Net increase (decrease) in net assets resulting from operations	9,940,387	(177,798,551)
Distributions to shareholders from net investment income	(4,677,008)	(8,071,117)
Distributions to shareholders from net realized gain	-	(1,264,718)
Total distributions	(4,677,008)	(9,335,835)
Share transactions - net increase (decrease)	245,831,887	(225,283,844)
Total increase (decrease) in net assets	251,095,266	(412,418,230)

Net Assets
Beginning of period	255,664,460	668,082,690
End of period (including undistributed net investment income of $2,173,091 and undistributed net investment income of $3,128,002, respectively)	$ 506,759,726	$ 255,664,460

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended June 30,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.20	$ 9.89	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.06	.10	.05
Net realized and unrealized gain (loss)	.92	(2.65)	(.77)
Total from investment operations	.98	(2.55)	(.72)
Distributions from net investment income	(.11)	(.12)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.11)	(.14)	-
Net asset value, end of period	$ 8.07	$ 7.20	$ 9.89
Total Return B, C, D	13.65%	(25.98)%	(6.79)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.10%	1.13%	1.02% A
Expenses net of fee waivers, if any	1.10%	1.13%	1.02% A
Expenses net of all reductions	1.10%	1.13%	1.01% A
Net investment income (loss)	.66%	1.44%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,238	$ 806	$ 106
Portfolio turnover rate G	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended June 30,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.20	$ 9.88	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.03	.09	.04
Net realized and unrealized gain (loss)	.93	(2.67)	(.77)
Total from investment operations	.96	(2.58)	(.73)
Distributions from net investment income	(.09)	(.08)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.09)	(.10)	-
Net asset value, end of period	$ 8.07	$ 7.20	$ 9.88
Total Return B, C, D	13.32%	(26.21)%	(6.88)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.36%	1.36%	1.32% A
Expenses net of fee waivers, if any	1.36%	1.36%	1.32% A
Expenses net of all reductions	1.35%	1.36%	1.32% A
Net investment income (loss)	.41%	1.21%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,073	$ 446	$ 136
Portfolio turnover rate G	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended June 30,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.19	$ 9.87	$ 10.61
Income from Investment Operations
Net investment income (loss) E	(.01)	.05	.02
Net realized and unrealized gain (loss)	.92	(2.66)	(.76)
Total from investment operations	.91	(2.61)	(.74)
Distributions from net investment income	(.08)	(.05)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.08)	(.07)	-
Net asset value, end of period	$ 8.02	$ 7.19	$ 9.87
Total Return B, C, D	12.60%	(26.56)%	(6.97)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.88%	1.88%	1.73% A
Expenses net of fee waivers, if any	1.88%	1.88%	1.73% A
Expenses net of all reductions	1.88%	1.88%	1.73% A
Net investment income (loss)	(.12)%	.68%	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 667	$ 263	$ 107
Portfolio turnover rate G	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended June 30,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.16	$ 9.87	$ 10.61
Income from Investment Operations
Net investment income (loss) E	(.01)	.05	.02
Net realized and unrealized gain (loss)	.92	(2.66)	(.76)
Total from investment operations	.91	(2.61)	(.74)
Distributions from net investment income	(.06)	(.08)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.06)	(.10)	-
Net asset value, end of period	$ 8.01	$ 7.16	$ 9.87
Total Return B, C, D	12.72%	(26.56)%	(6.97)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.86%	1.88%	1.71% A
Expenses net of fee waivers, if any	1.86%	1.88%	1.71% A
Expenses net of all reductions	1.85%	1.88%	1.71% A
Net investment income (loss)	(.10)%	.69%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 807	$ 470	$ 98
Portfolio turnover rate G	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mega Cap Stock

Years ended June 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.23	$ 9.91	$ 12.06	$ 10.31	$ 9.28
Income from Investment Operations
Net investment income (loss) B	.08	.13	.14	.09	.05
Net realized and unrealized gain (loss)	.93	(2.67)	(1.60)	1.93	1.21
Total from investment operations	1.01	(2.54)	(1.46)	2.02	1.26
Distributions from net investment income	(.13)	(.12)	(.07)	(.09)	(.06)
Distributions from net realized gain	-	(.02)	(.62)	(.18)	(.17)
Total distributions	(.13)	(.14)	(.69)	(.27)	(.23)
Net asset value, end of period	$ 8.11	$ 7.23	$ 9.91	$ 12.06	$ 10.31
Total Return A	13.93%	(25.77)%	(12.73)%	20.05%	13.63%
Ratios to Average Net Assets C, E
Expenses before reductions	.81%	.79%	.75%	.81%	.86%
Expenses net of fee waivers, if any	.80%	.78%	.74%	.81%	.86%
Expenses net of all reductions	.79%	.78%	.74%	.81%	.82%
Net investment income (loss)	.96%	1.78%	1.28%	.79%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 500,407	$ 253,164	$ 667,542	$ 205,163	$ 182,834
Portfolio turnover rate D	97%	138%	97%	94%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended June 30,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 7.22	$ 9.91	$ 10.61
Income from Investment Operations
Net investment income (loss) D	.08	.13	.07
Net realized and unrealized gain (loss)	.92	(2.67)	(.77)
Total from investment operations	1.00	(2.54)	(.70)
Distributions from net investment income	(.13)	(.13)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.13)	(.15)	-
Net asset value, end of period	$ 8.09	$ 7.22	$ 9.91
Total Return B, C	13.89%	(25.81)%	(6.60)%
Ratios to Average Net Assets E, H
Expenses before reductions	.88%	.77%	.70% A
Expenses net of fee waivers, if any	.88%	.77%	.70% A
Expenses net of all reductions	.87%	.77%	.70% A
Net investment income (loss)	.88%	1.79%	1.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,568	$ 515	$ 93
Portfolio turnover rate F	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2010

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Mega Cap Stock and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of June 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,772,705
Gross unrealized depreciation	(72,080,188)
Net unrealized appreciation (depreciation)	$ (61,307,483)

Tax Cost	$ 568,517,625

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,173,091
Capital loss carryforward	$ (198,200,550)
Net unrealized appreciation (depreciation)	$ (61,307,574)

The tax character of distributions paid was as follows:

	June 30, 2010	June 30, 2009
Ordinary Income	$ 4,677,008	$ 8,071,117
Long-term Capital Gains	-	1,264,718
Total	$ 4,677,008	$ 9,335,835

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $622,221,168 and $373,492,109, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 4,050	$ 26
Class T	.25%	.25%	3,112	0
Class B	.75%	.25%	5,051	3,803
Class C	.75%	.25%	7,174	3,171
			$ 19,387	$ 7,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,550
Class T	956
Class B*	63
Class C*	713
$ 6,282

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 4,834.30
Class T	1,875.30
Class B	1,642.33
Class C	2,152.30
Mega Cap Stock	976,598.25
Institutional Class	3,373.32
	$ 990,474

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $34,648 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,533,500.47%		$ 195

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,405 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $16,140.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,494 for the period.

In addition, FMR voluntarily agreed to reimburse a portion of Mega Cap Stock's operating expenses. During the period, this reimbursement reduced the class' expense by $22,475.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2010	2009
From net investment income
Class A	$ 14,433	$ 5,012
Class T	5,619	1,485
Class B	3,019	634
Class C	3,736	2,462
Mega Cap Stock	4,638,812	8,059,647
Institutional Class	11,389	1,877
Total	$ 4,677,008	$ 8,071,117
From net realized gain
Class A	$ -	$ 291
Class T	-	296
Class B	-	207
Class C	-	292
Mega Cap Stock	-	1,263,444
Institutional Class	-	188
Total	$ -	$ 1,264,718

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2010	2009	2010	2009
Class A
Shares sold	206,749	179,996	$ 1,785,964	$ 1,218,166
Reinvestment of distributions	1,491	668	12,146	4,811
Shares redeemed	(42,757)	(79,468)	(366,329)	(550,154)
Net increase (decrease)	165,483	101,196	$ 1,431,781	$ 672,823
Class T
Shares sold	130,216	67,688	$ 1,149,513	$ 453,514
Reinvestment of distributions	704	225	5,607	1,781
Shares redeemed	(59,921)	(19,734)	(504,887)	(134,514)
Net increase (decrease)	70,999	48,179	$ 650,233	$ 320,781
Class B
Shares sold	61,939	39,683	$ 536,167	$ 264,321
Reinvestment of distributions	377	106	2,999	833
Shares redeemed	(15,801)	(14,012)	(135,627)	(87,905)
Net increase (decrease)	46,515	25,777	$ 403,539	$ 177,249

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended June 30,	2010	2009	2010	2009
Class C
Shares sold	66,985	85,970	$ 573,391	$ 613,384
Reinvestment of distributions	455	373	3,608	2,753
Shares redeemed	(32,259)	(30,668)	(275,611)	(192,598)
Net increase (decrease)	35,181	55,675	$ 301,388	$ 423,539
Mega Cap Stock
Shares sold	40,219,704	26,819,369	$ 357,841,009	$ 200,402,028
Reinvestment of distributions	528,884	1,015,275	4,344,951	8,283,303
Shares redeemed	(14,055,530)	(60,194,220)	(120,180,637)	(436,019,552)
Net increase (decrease)	26,693,058	(32,359,576)	$ 242,005,323	$ (227,334,221)
Institutional Class
Shares sold	146,362	86,222	$ 1,249,340	$ 601,754
Reinvestment of distributions	34	172	282	1,400
Shares redeemed	(23,944)	(24,539)	(209,999)	(147,169)
Net increase (decrease)	122,452	61,855	$ 1,039,623	$ 455,985

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 19% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mega Cap Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following fund qualifies for the dividends-received deduction for corporate shareholders:

	August 2009	December 2009
Mega Cap Stock	100%	100%

A percentage of the dividends distributed during the fiscal year for the following fund qualifies for the dividends-received deduction for corporate shareholders:

	August 2009	December 2009
Mega Cap Stock	100%	100%

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations, Co.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

GII-UANN-0810
1.787733.107

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor

Mega Cap Stock

Fund - Class A, Class T, Class B
and Class C

Annual Report

June 30, 2010
(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B,
and Class C are classes of
Fidelity® Mega Cap Stock Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets came under significant pressure in May 2010 when investor sentiment turned bearish amid growing concern that Europe's debt crisis would expand and slow or derail economic recovery. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A, E	7.12%	-1.19%	-1.33%
Class T (incl. 3.50% sales charge) B, E	9.36%	-0.86%	-1.17%
Class B (incl. contingent deferred sales charge) C, E	7.60%	-0.75%	-0.94%
Class C (incl. contingent deferred sales charge) D, E	11.72%	-0.37%	-0.92%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A took place on February 5, 2008. Returns prior to February 5, 2008 are those of Fidelity Mega Cap Stock Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 5, 2008 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T took place on February 5, 2008. Returns prior to February 5, 2008 are those of Fidelity Mega Cap Stock Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 5, 2008 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B took place on February 5, 2008. Returns prior to February 5, 2008 are those of Fidelity Mega Cap Stock Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 5, 2008 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C took place on February 5, 2008. Returns prior to February 5, 2008 are those of Fidelity Mega Cap Stock Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 5, 2008 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

E Prior to December 1, 2007, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mega Cap Stock Fund - Class A on June 30, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class A took place on February 5, 2008. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite a host of negative events fueling volatility in the first half of 2010 - including sovereign debt woes in Europe, concerns about the sustainability of a global economic recovery, the disastrous oil spill in the Gulf of Mexico and even a May 6 "flash-crash" that momentarily sliced 9% off the Dow Jones Industrial AverageSM - U.S. stock markets posted double-digit gains for the year ending June 30, 2010. After a brief, early-period dip, markets headed up again, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Aside from a slide in January, positive news continued through mid-April, when the Dow pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as Europe's troubling debt crisis fueled worries that it might spread globally, sparking a precipitous sell-off in May that marked the first official market correction since the rally began in March 2009. Although the market's malaise continued through June, the Dow still finished the period with an 18.94% gain, while the S&P 500® Index was up 14.43%. Small- and mid-cap stocks did even better, as measured by the 21.48% increase in the Russell 2000® Index and the 25.13% gain in the Russell Midcap® Index. The technology-laden Nasdaq Composite® Index also fared well, returning 15.98%.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity Advisor Mega Cap Stock Fund: During the year, the fund's Class A, Class T, Class B and Class C shares gained 13.65%, 13.32%, 12.60% and 12.72%, respectively (excluding sales charges), topping the mega-cap proxy Russell Top 200® Index, which rose 11.62%, but lagging the S&P 500®. Relative to the Russell index, the fund benefited from strong security selection, especially within financials, industrials and health care. An overweighting in technology and financials also helped. Top relative contributors included PNC Financial Services Group, which rose in part on the strength of its traditional banking business, and diversified bank Capital One Financial, not held at period end. Industrial machinery and equipment maker Ingersoll-Rand was another standout performer, as were Dow Chemical and pharmaceutical firm Merck. Conversely, detractors included security selection within technology and an underweighting in the robust industrials sector. QUALCOMM, a leader in mobile technologies, was the biggest detractor, given the fund's overweighting and the stock's poor showing. I largely avoided major index component General Electric, which hurt as the stock rebounded. Agrichemical company Monsanto also curbed performance, as management underestimated the impact of generic competition for its Roundup brand. Some stocks mentioned were not in the index, and some were sold by period end.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity Advisor Mega Cap Stock Fund: The fund's Institutional Class shares gained 13.89% during the year, outpacing the 11.62% return of the mega-cap proxy Russell Top 200® Index but lagging the S&P 500®. Relative to the Russell index, the fund benefited from strong security selection, especially within financials, industrials and health care. An overweighting in technology and financials also helped. Top relative contributors included PNC Financial Services Group, which rose in part on the strength of its traditional banking business, and diversified bank Capital One Financial, not held at period end. Industrial machinery and equipment maker Ingersoll-Rand was another standout performer, as were Dow Chemical and pharmaceutical firm Merck. Conversely, detractors included security selection within technology and an underweighting in the robust industrials sector. QUALCOMM, a leader in mobile technologies, was the biggest detractor, given the fund's overweighting and the stock's poor showing. I largely avoided major index component General Electric, which hurt as the stock rebounded. Agrichemical company Monsanto also curbed performance, as management underestimated the impact of generic competition for its Roundup brand. Some stocks mentioned were not in the index, and some were sold by period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 to June 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010 to June 30, 2010
Class A	1.10%
Actual		$ 1,000.00	$ 920.20	$ 5.24
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.51
Class T	1.35%
Actual		$ 1,000.00	$ 918.10	$ 6.42
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 6.76
Class B	1.86%
Actual		$ 1,000.00	$ 915.50	$ 8.83
HypotheticalA		$ 1,000.00	$ 1,015.57	$ 9.30
Class C	1.85%
Actual		$ 1,000.00	$ 916.50	$ 8.79
HypotheticalA		$ 1,000.00	$ 1,015.62	$ 9.25
Mega Cap Stock	.81%
Actual		$ 1,000.00	$ 921.60	$ 3.86
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Institutional Class	.85%
Actual		$ 1,000.00	$ 920.40	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.8	3.8
Wells Fargo & Co.	4.7	4.4
JPMorgan Chase & Co.	4.3	4.0
Bank of America Corp.	3.7	2.7
Cisco Systems, Inc.	3.6	3.7
Apple, Inc.	3.0	2.3
Pfizer, Inc.	2.6	3.0
Chevron Corp.	2.6	2.6
Merck & Co., Inc.	2.5	2.0
Johnson & Johnson	2.2	2.2
	34.0
Top Five Market Sectors as of June 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.8	21.7
Financials	19.7	18.9
Energy	13.6	11.9
Health Care	12.8	12.8
Consumer Discretionary	9.2	10.2
Asset Allocation (% of fund's net assets)
As of June 30, 2010 *		As of December 31, 2009 **
	Stocks 100.1%		Stocks 99.4%
	Convertible Securities 0.0%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets † (0.1)%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	9.6%	** Foreign investments	8.0%

† Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments June 30, 2010

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 8.1%
Auto Components - 0.6%
Johnson Controls, Inc.	112,500	$ 3,022,875
Hotels, Restaurants & Leisure - 0.0%
Yum! Brands, Inc.	6,300	245,952
Media - 1.9%
Comcast Corp. Class A (special) (non-vtg.)	320,200	5,260,886
Omnicom Group, Inc.	20,900	716,870
Time Warner, Inc.	60,300	1,743,273
Viacom, Inc. Class B (non-vtg.)	63,200	1,982,584
		9,703,613
Multiline Retail - 1.2%
Target Corp.	119,000	5,851,230
Specialty Retail - 4.4%
Best Buy Co., Inc.	120,200	4,069,972
Home Depot, Inc.	173,100	4,858,917
Lowe's Companies, Inc.	323,000	6,595,660
Staples, Inc.	353,943	6,742,614
		22,267,163
TOTAL CONSUMER DISCRETIONARY		41,090,833
CONSUMER STAPLES - 7.5%
Beverages - 2.5%
PepsiCo, Inc.	124,700	7,600,465
The Coca-Cola Co.	104,600	5,242,552
		12,843,017
Food & Staples Retailing - 0.9%
Walgreen Co.	176,200	4,704,540
Food Products - 1.4%
Archer Daniels Midland Co.	56,200	1,451,084
Danone	62,517	3,351,412
Kellogg Co.	1,000	50,300
Nestle SA	41,587	2,005,277
		6,858,073
Household Products - 0.8%
Colgate-Palmolive Co.	6,800	535,568
Kimberly-Clark Corp.	58,100	3,522,603
		4,058,171
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 1.9%
Philip Morris International, Inc.	205,930	$ 9,439,831
TOTAL CONSUMER STAPLES		37,903,632
ENERGY - 13.6%
Energy Equipment & Services - 2.2%
Baker Hughes, Inc.	55,600	2,311,292
Halliburton Co.	99,200	2,435,360
Smith International, Inc.	96,000	3,614,400
Weatherford International Ltd. (a)	221,600	2,911,824
		11,272,876
Oil, Gas & Consumable Fuels - 11.4%
Anadarko Petroleum Corp.	42,600	1,537,434
Apache Corp.	15,400	1,296,526
BG Group PLC	33,620	499,874
Chevron Corp.	191,500	12,995,190
Exxon Mobil Corp.	423,171	24,150,368
Hess Corp.	42,900	2,159,586
Marathon Oil Corp.	107,700	3,348,393
Occidental Petroleum Corp.	66,900	5,161,335
Royal Dutch Shell PLC Class A sponsored ADR	58,638	2,944,800
Suncor Energy, Inc.	121,400	3,572,835
		57,666,341
TOTAL ENERGY		68,939,217
FINANCIALS - 19.7%
Capital Markets - 2.2%
Bank of New York Mellon Corp.	170,600	4,212,114
Charles Schwab Corp.	64,700	917,446
Goldman Sachs Group, Inc.	6,800	892,636
Morgan Stanley	167,100	3,878,391
Northern Trust Corp.	22,800	1,064,760
		10,965,347
Commercial Banks - 8.3%
Banco Santander SA	84,016	880,972
BB&T Corp.	108,400	2,852,004
Intesa Sanpaolo SpA	185,505	488,544
PNC Financial Services Group, Inc.	121,300	6,853,450
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp, Delaware	323,400	$ 7,227,990
Wells Fargo & Co.	939,453	24,049,997
		42,352,957
Diversified Financial Services - 9.0%
Bank of America Corp.	1,299,435	18,672,881
Citigroup, Inc. (a)	1,414,300	5,317,768
JPMorgan Chase & Co.	591,100	21,640,171
		45,630,820
Insurance - 0.2%
Allstate Corp.	38,300	1,100,359
TOTAL FINANCIALS		100,049,483
HEALTH CARE - 12.8%
Biotechnology - 2.1%
Amgen, Inc. (a)	116,190	6,111,594
Celgene Corp. (a)	4,800	243,936
Genzyme Corp. (a)	54,100	2,746,657
Gilead Sciences, Inc. (a)	46,200	1,583,736
		10,685,923
Health Care Equipment & Supplies - 0.5%
Baxter International, Inc.	54,000	2,194,560
Health Care Providers & Services - 1.5%
McKesson Corp.	42,100	2,827,436
UnitedHealth Group, Inc.	111,500	3,166,600
WellPoint, Inc. (a)	32,600	1,595,118
		7,589,154
Pharmaceuticals - 8.7%
Abbott Laboratories	133,500	6,245,130
Allergan, Inc.	19,700	1,147,722
Johnson & Johnson	188,800	11,150,528
Merck & Co., Inc.	355,700	12,438,829
Pfizer, Inc.	923,400	13,167,684
		44,149,893
TOTAL HEALTH CARE		64,619,530
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 8.4%
Aerospace & Defense - 2.2%
Honeywell International, Inc.	215,200	$ 8,399,256
Precision Castparts Corp.	5,000	514,600
United Technologies Corp.	33,200	2,155,012
		11,068,868
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	9,200	512,072
United Parcel Service, Inc. Class B	68,600	3,902,654
		4,414,726
Industrial Conglomerates - 1.2%
3M Co.	18,900	1,492,911
General Electric Co.	296,200	4,271,204
Koninklijke Philips Electronics NV unit	21,900	653,496
		6,417,611
Machinery - 3.2%
Caterpillar, Inc.	8,400	504,588
Danaher Corp.	42,800	1,588,736
Deere & Co.	27,800	1,547,904
Ingersoll-Rand Co. Ltd.	257,600	8,884,624
PACCAR, Inc.	88,400	3,524,508
		16,050,360
Road & Rail - 0.9%
Union Pacific Corp.	64,900	4,511,199
TOTAL INDUSTRIALS		42,462,764
INFORMATION TECHNOLOGY - 24.8%
Communications Equipment - 6.2%
Cisco Systems, Inc. (a)	861,200	18,352,172
Juniper Networks, Inc. (a)	196,600	4,486,412
QUALCOMM, Inc.	253,700	8,331,508
		31,170,092
Computers & Peripherals - 5.5%
Apple, Inc. (a)	59,400	14,940,882
EMC Corp. (a)	361,800	6,620,940
Hewlett-Packard Co.	145,800	6,310,224
		27,872,046
Electronic Equipment & Components - 0.9%
Corning, Inc.	293,500	4,740,025
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.8%
eBay, Inc. (a)	120,100	$ 2,355,161
Google, Inc. Class A (a)	15,050	6,696,498
		9,051,659
IT Services - 3.9%
Accenture PLC Class A	54,900	2,121,885
International Business Machines Corp.	83,100	10,261,188
MasterCard, Inc. Class A	28,800	5,746,464
Visa, Inc. Class A	25,200	1,782,900
		19,912,437
Semiconductors & Semiconductor Equipment - 4.0%
Applied Materials, Inc.	216,300	2,599,926
ASML Holding NV	180,000	4,944,600
Broadcom Corp. Class A	41,700	1,374,849
KLA-Tencor Corp.	44,300	1,235,084
Taiwan Semiconductor Manufacturing Co. Ltd.	954,974	1,776,952
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	330,200	3,222,752
Texas Instruments, Inc.	223,500	5,203,080
		20,357,243
Software - 2.5%
Adobe Systems, Inc. (a)	81,400	2,151,402
Autonomy Corp. PLC (a)	152,347	4,151,482
Oracle Corp.	262,200	5,626,812
Symantec Corp. (a)	57,100	792,548
		12,722,244
TOTAL INFORMATION TECHNOLOGY		125,825,746
MATERIALS - 2.5%
Chemicals - 2.5%
Dow Chemical Co.	121,700	2,886,724
E.I. du Pont de Nemours & Co.	163,018	5,638,793
Monsanto Co.	93,500	4,321,570
		12,847,087
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	172,600	4,836,252
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.2%
American Tower Corp. Class A (a)	27,700	$ 1,232,650
TOTAL TELECOMMUNICATION SERVICES		6,068,902
UTILITIES - 0.4%
Electric Utilities - 0.4%
FirstEnergy Corp.	50,700	1,786,161
TOTAL COMMON STOCKS (Cost $553,361,620)		501,593,355
Nonconvertible Preferred Stocks - 1.1%

CONSUMER DISCRETIONARY - 1.1%
Automobiles - 1.1%
Porsche Automobil Holding SE	56,300	2,410,398
Volkswagen AG	34,200	3,002,699
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,181,219)		5,413,097
Money Market Funds - 0.0%

Fidelity Cash Central Fund, 0.20% (b) (Cost $203,690)	203,690	203,690
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $559,746,529)		507,210,142
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(450,416)
NET ASSETS - 100%		$ 506,759,726
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,700
Fidelity Securities Lending Cash Central Fund	16,140
Total	$ 20,840
Other Information

The following is a summary of the inputs used, as of June 30, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 46,503,930	$ 41,090,833	$ 5,413,097	$ -
Consumer Staples	37,903,632	32,546,943	5,356,689	-
Energy	68,939,217	68,439,343	499,874	-
Financials	100,049,483	98,679,967	1,369,516	-
Health Care	64,619,530	64,619,530	-	-
Industrials	42,462,764	42,462,764	-	-
Information Technology	125,825,746	119,897,312	5,928,434	-
Materials	12,847,087	12,847,087	-	-
Telecommunication Services	6,068,902	6,068,902	-	-
Utilities	1,786,161	1,786,161	-	-
Money Market Funds	203,690	203,690	-	-
Total Investments in Securities:	$ 507,210,142	$ 488,642,532	$ 18,567,610	$ -
Income Tax Information

At June 30, 2010, the Fund had a capital loss carryforward of approximately $198,200,550 of which $88,847,328 and $109,353,222 will expire on June 30, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2010

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $559,542,839)	$ 507,006,452
Fidelity Central Funds (cost $203,690)	203,690
Total Investments (cost $559,746,529)		$ 507,210,142
Cash		18,130
Receivable for investments sold		3,692,024
Receivable for fund shares sold		353,198
Dividends receivable		645,141
Distributions receivable from Fidelity Central Funds		109
Other receivables		14,207
Total assets		511,932,951

Liabilities
Payable for investments purchased	$ 2,674,300
Payable for fund shares redeemed	2,098,394
Accrued management fee	206,090
Distribution fees payable	2,189
Other affiliated payables	138,027
Other payables and accrued expenses	54,225
Total liabilities		5,173,225

Net Assets		$ 506,759,726
Net Assets consist of:
Paid in capital		$ 764,094,759
Undistributed net investment income		2,173,091
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(206,971,646)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(52,536,478)
Net Assets		$ 506,759,726

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

June 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,237,970 ÷ 277,428 shares)	$ 8.07

Maximum offering price per share (100/94.25 of $8.07)	$ 8.56
Class T: Net Asset Value and redemption price per share ($1,073,035 ÷ 132,916 shares)	$ 8.07

Maximum offering price per share (100/96.50 of $8.07)	$ 8.36
Class B: Net Asset Value and offering price per share ($666,900 ÷ 83,119 shares)A	$ 8.02

Class C: Net Asset Value and offering price per share ($807,405 ÷ 100,809 shares)A	$ 8.01

Mega Cap Stock: Net Asset Value, offering price and redemption price per share ($500,406,744 ÷ 61,721,410 shares)	$ 8.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,567,672 ÷ 193,732 shares)	$ 8.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended June 30, 2010

Investment Income
Dividends		$ 6,881,085
Income from Fidelity Central Funds		20,840
Total income		6,901,925

Expenses
Management fee	$ 1,806,436
Transfer agent fees	990,474
Distribution fees	19,387
Accounting and security lending fees	151,758
Custodian fees and expenses	65,355
Independent trustees' compensation	2,145
Registration fees	106,402
Audit	45,113
Legal	1,940
Interest	195
Miscellaneous	6,589
Total expenses before reductions	3,195,794
Expense reductions	(49,969)	3,145,825
Net investment income (loss)		3,756,100
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,203,826
Foreign currency transactions	(11,417)
Total net realized gain (loss)		30,192,409
Change in net unrealized appreciation (depreciation) on: Investment securities	(24,007,471)
Assets and liabilities in foreign currencies	(651)
Total change in net unrealized appreciation (depreciation)		(24,008,122)
Net gain (loss)		6,184,287
Net increase (decrease) in net assets resulting from operations		$ 9,940,387

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended June 30, 2010	Year ended June 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,756,100	$ 7,804,841
Net realized gain (loss)	30,192,409	(232,162,114)
Change in net unrealized appreciation (depreciation)	(24,008,122)	46,558,722
Net increase (decrease) in net assets resulting from operations	9,940,387	(177,798,551)
Distributions to shareholders from net investment income	(4,677,008)	(8,071,117)
Distributions to shareholders from net realized gain	-	(1,264,718)
Total distributions	(4,677,008)	(9,335,835)
Share transactions - net increase (decrease)	245,831,887	(225,283,844)
Total increase (decrease) in net assets	251,095,266	(412,418,230)

Net Assets
Beginning of period	255,664,460	668,082,690
End of period (including undistributed net investment income of $2,173,091 and undistributed net investment income of $3,128,002, respectively)	$ 506,759,726	$ 255,664,460

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended June 30,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.20	$ 9.89	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.06	.10	.05
Net realized and unrealized gain (loss)	.92	(2.65)	(.77)
Total from investment operations	.98	(2.55)	(.72)
Distributions from net investment income	(.11)	(.12)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.11)	(.14)	-
Net asset value, end of period	$ 8.07	$ 7.20	$ 9.89
Total Return B, C, D	13.65%	(25.98)%	(6.79)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.10%	1.13%	1.02% A
Expenses net of fee waivers, if any	1.10%	1.13%	1.02% A
Expenses net of all reductions	1.10%	1.13%	1.01% A
Net investment income (loss)	.66%	1.44%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,238	$ 806	$ 106
Portfolio turnover rate G	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended June 30,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.20	$ 9.88	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.03	.09	.04
Net realized and unrealized gain (loss)	.93	(2.67)	(.77)
Total from investment operations	.96	(2.58)	(.73)
Distributions from net investment income	(.09)	(.08)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.09)	(.10)	-
Net asset value, end of period	$ 8.07	$ 7.20	$ 9.88
Total Return B, C, D	13.32%	(26.21)%	(6.88)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.36%	1.36%	1.32% A
Expenses net of fee waivers, if any	1.36%	1.36%	1.32% A
Expenses net of all reductions	1.35%	1.36%	1.32% A
Net investment income (loss)	.41%	1.21%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,073	$ 446	$ 136
Portfolio turnover rate G	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended June 30,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.19	$ 9.87	$ 10.61
Income from Investment Operations
Net investment income (loss) E	(.01)	.05	.02
Net realized and unrealized gain (loss)	.92	(2.66)	(.76)
Total from investment operations	.91	(2.61)	(.74)
Distributions from net investment income	(.08)	(.05)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.08)	(.07)	-
Net asset value, end of period	$ 8.02	$ 7.19	$ 9.87
Total Return B, C, D	12.60%	(26.56)%	(6.97)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.88%	1.88%	1.73% A
Expenses net of fee waivers, if any	1.88%	1.88%	1.73% A
Expenses net of all reductions	1.88%	1.88%	1.73% A
Net investment income (loss)	(.12)%	.68%	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 667	$ 263	$ 107
Portfolio turnover rate G	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended June 30,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.16	$ 9.87	$ 10.61
Income from Investment Operations
Net investment income (loss) E	(.01)	.05	.02
Net realized and unrealized gain (loss)	.92	(2.66)	(.76)
Total from investment operations	.91	(2.61)	(.74)
Distributions from net investment income	(.06)	(.08)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.06)	(.10)	-
Net asset value, end of period	$ 8.01	$ 7.16	$ 9.87
Total Return B, C, D	12.72%	(26.56)%	(6.97)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.86%	1.88%	1.71% A
Expenses net of fee waivers, if any	1.86%	1.88%	1.71% A
Expenses net of all reductions	1.85%	1.88%	1.71% A
Net investment income (loss)	(.10)%	.69%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 807	$ 470	$ 98
Portfolio turnover rate G	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mega Cap Stock

Years ended June 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.23	$ 9.91	$ 12.06	$ 10.31	$ 9.28
Income from Investment Operations
Net investment income (loss) B	.08	.13	.14	.09	.05
Net realized and unrealized gain (loss)	.93	(2.67)	(1.60)	1.93	1.21
Total from investment operations	1.01	(2.54)	(1.46)	2.02	1.26
Distributions from net investment income	(.13)	(.12)	(.07)	(.09)	(.06)
Distributions from net realized gain	-	(.02)	(.62)	(.18)	(.17)
Total distributions	(.13)	(.14)	(.69)	(.27)	(.23)
Net asset value, end of period	$ 8.11	$ 7.23	$ 9.91	$ 12.06	$ 10.31
Total Return A	13.93%	(25.77)%	(12.73)%	20.05%	13.63%
Ratios to Average Net Assets C, E
Expenses before reductions	.81%	.79%	.75%	.81%	.86%
Expenses net of fee waivers, if any	.80%	.78%	.74%	.81%	.86%
Expenses net of all reductions	.79%	.78%	.74%	.81%	.82%
Net investment income (loss)	.96%	1.78%	1.28%	.79%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 500,407	$ 253,164	$ 667,542	$ 205,163	$ 182,834
Portfolio turnover rate D	97%	138%	97%	94%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended June 30,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 7.22	$ 9.91	$ 10.61
Income from Investment Operations
Net investment income (loss) D	.08	.13	.07
Net realized and unrealized gain (loss)	.92	(2.67)	(.77)
Total from investment operations	1.00	(2.54)	(.70)
Distributions from net investment income	(.13)	(.13)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.13)	(.15)	-
Net asset value, end of period	$ 8.09	$ 7.22	$ 9.91
Total Return B, C	13.89%	(25.81)%	(6.60)%
Ratios to Average Net Assets E, H
Expenses before reductions	.88%	.77%	.70% A
Expenses net of fee waivers, if any	.88%	.77%	.70% A
Expenses net of all reductions	.87%	.77%	.70% A
Net investment income (loss)	.88%	1.79%	1.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,568	$ 515	$ 93
Portfolio turnover rate F	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2010

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Mega Cap Stock and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of June 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,772,705
Gross unrealized depreciation	(72,080,188)
Net unrealized appreciation (depreciation)	$ (61,307,483)

Tax Cost	$ 568,517,625

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,173,091
Capital loss carryforward	$ (198,200,550)
Net unrealized appreciation (depreciation)	$ (61,307,574)

The tax character of distributions paid was as follows:

	June 30, 2010	June 30, 2009
Ordinary Income	$ 4,677,008	$ 8,071,117
Long-term Capital Gains	-	1,264,718
Total	$ 4,677,008	$ 9,335,835

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $622,221,168 and $373,492,109, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 4,050	$ 26
Class T	.25%	.25%	3,112	0
Class B	.75%	.25%	5,051	3,803
Class C	.75%	.25%	7,174	3,171
			$ 19,387	$ 7,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,550
Class T	956
Class B*	63
Class C*	713
$ 6,282

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 4,834.30
Class T	1,875.30
Class B	1,642.33
Class C	2,152.30
Mega Cap Stock	976,598.25
Institutional Class	3,373.32
	$ 990,474

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $34,648 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,533,500.47%		$ 195

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,405 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $16,140.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,494 for the period.

In addition, FMR voluntarily agreed to reimburse a portion of Mega Cap Stock's operating expenses. During the period, this reimbursement reduced the class' expense by $22,475.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2010	2009
From net investment income
Class A	$ 14,433	$ 5,012
Class T	5,619	1,485
Class B	3,019	634
Class C	3,736	2,462
Mega Cap Stock	4,638,812	8,059,647
Institutional Class	11,389	1,877
Total	$ 4,677,008	$ 8,071,117
From net realized gain
Class A	$ -	$ 291
Class T	-	296
Class B	-	207
Class C	-	292
Mega Cap Stock	-	1,263,444
Institutional Class	-	188
Total	$ -	$ 1,264,718

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2010	2009	2010	2009
Class A
Shares sold	206,749	179,996	$ 1,785,964	$ 1,218,166
Reinvestment of distributions	1,491	668	12,146	4,811
Shares redeemed	(42,757)	(79,468)	(366,329)	(550,154)
Net increase (decrease)	165,483	101,196	$ 1,431,781	$ 672,823
Class T
Shares sold	130,216	67,688	$ 1,149,513	$ 453,514
Reinvestment of distributions	704	225	5,607	1,781
Shares redeemed	(59,921)	(19,734)	(504,887)	(134,514)
Net increase (decrease)	70,999	48,179	$ 650,233	$ 320,781
Class B
Shares sold	61,939	39,683	$ 536,167	$ 264,321
Reinvestment of distributions	377	106	2,999	833
Shares redeemed	(15,801)	(14,012)	(135,627)	(87,905)
Net increase (decrease)	46,515	25,777	$ 403,539	$ 177,249

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended June 30,	2010	2009	2010	2009
Class C
Shares sold	66,985	85,970	$ 573,391	$ 613,384
Reinvestment of distributions	455	373	3,608	2,753
Shares redeemed	(32,259)	(30,668)	(275,611)	(192,598)
Net increase (decrease)	35,181	55,675	$ 301,388	$ 423,539
Mega Cap Stock
Shares sold	40,219,704	26,819,369	$ 357,841,009	$ 200,402,028
Reinvestment of distributions	528,884	1,015,275	4,344,951	8,283,303
Shares redeemed	(14,055,530)	(60,194,220)	(120,180,637)	(436,019,552)
Net increase (decrease)	26,693,058	(32,359,576)	$ 242,005,323	$ (227,334,221)
Institutional Class
Shares sold	146,362	86,222	$ 1,249,340	$ 601,754
Reinvestment of distributions	34	172	282	1,400
Shares redeemed	(23,944)	(24,539)	(209,999)	(147,169)
Net increase (decrease)	122,452	61,855	$ 1,039,623	$ 455,985

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 19% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mega Cap Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following fund qualifies for the dividends-received deduction for corporate shareholders:

	August 2009	December 2009
Class A	100%	100%
Class T	100%	-%
Class B	100%	-%
Class C	100%	-%

A percentage of the dividends distributed during the fiscal year for the following fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	August 2009	December 2009
Class A	100%	100%
Class T	100%	-%
Class B	100%	-%
Class C	100%	-%

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co. Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AGII-UANN-0810
1.855226.102

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor

Mega Cap Stock

Fund - Institutional Class

Annual Report

June 30, 2010
(2_fidelity_logos) (Registered_Trademark)

Institutional Class
is a class of Fidelity®
Mega Cap Stock Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets came under significant pressure in May 2010 when investor sentiment turned bearish amid growing concern that Europe's debt crisis would expand and slow or derail economic recovery. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2010	Past 1 year	Past 5 years	Past 10 Years
Institutional Class A, B	13.89%	0.12%	-0.68%

A The initial offering of Institutional Class shares took place on February 5, 2008. Returns prior to February 5, 2008 are those of Fidelity Mega Cap Stock Fund, the original class of the fund.

B Prior to December 1, 2007, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mega Cap Stock Fund - Institutional Class on June 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Institutional Class took place on February 5, 2008.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite a host of negative events fueling volatility in the first half of 2010 - including sovereign debt woes in Europe, concerns about the sustainability of a global economic recovery, the disastrous oil spill in the Gulf of Mexico and even a May 6 "flash-crash" that momentarily sliced 9% off the Dow Jones Industrial AverageSM - U.S. stock markets posted double-digit gains for the year ending June 30, 2010. After a brief, early-period dip, markets headed up again, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Aside from a slide in January, positive news continued through mid-April, when the Dow pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as Europe's troubling debt crisis fueled worries that it might spread globally, sparking a precipitous sell-off in May that marked the first official market correction since the rally began in March 2009. Although the market's malaise continued through June, the Dow still finished the period with an 18.94% gain, while the S&P 500® Index was up 14.43%. Small- and mid-cap stocks did even better, as measured by the 21.48% increase in the Russell 2000® Index and the 25.13% gain in the Russell Midcap® Index. The technology-laden Nasdaq Composite® Index also fared well, returning 15.98%.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity Advisor Mega Cap Stock Fund: During the year, the fund's Class A, Class T, Class B and Class C shares gained 13.65%, 13.32%, 12.60% and 12.72%, respectively (excluding sales charges), topping the mega-cap proxy Russell Top 200® Index, which rose 11.62%, but lagging the S&P 500®. Relative to the Russell index, the fund benefited from strong security selection, especially within financials, industrials and health care. An overweighting in technology and financials also helped. Top relative contributors included PNC Financial Services Group, which rose in part on the strength of its traditional banking business, and diversified bank Capital One Financial, not held at period end. Industrial machinery and equipment maker Ingersoll-Rand was another standout performer, as were Dow Chemical and pharmaceutical firm Merck. Conversely, detractors included security selection within technology and an underweighting in the robust industrials sector. QUALCOMM, a leader in mobile technologies, was the biggest detractor, given the fund's overweighting and the stock's poor showing. I largely avoided major index component General Electric, which hurt as the stock rebounded. Agrichemical company Monsanto also curbed performance, as management underestimated the impact of generic competition for its Roundup brand. Some stocks mentioned were not in the index, and some were sold by period end.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity Advisor Mega Cap Stock Fund: The fund's Institutional Class shares gained 13.89% during the year, outpacing the 11.62% return of the mega-cap proxy Russell Top 200® Index but lagging the S&P 500®. Relative to the Russell index, the fund benefited from strong security selection, especially within financials, industrials and health care. An overweighting in technology and financials also helped. Top relative contributors included PNC Financial Services Group, which rose in part on the strength of its traditional banking business, and diversified bank Capital One Financial, not held at period end. Industrial machinery and equipment maker Ingersoll-Rand was another standout performer, as were Dow Chemical and pharmaceutical firm Merck. Conversely, detractors included security selection within technology and an underweighting in the robust industrials sector. QUALCOMM, a leader in mobile technologies, was the biggest detractor, given the fund's overweighting and the stock's poor showing. I largely avoided major index component General Electric, which hurt as the stock rebounded. Agrichemical company Monsanto also curbed performance, as management underestimated the impact of generic competition for its Roundup brand. Some stocks mentioned were not in the index, and some were sold by period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 to June 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010 to June 30, 2010
Class A	1.10%
Actual		$ 1,000.00	$ 920.20	$ 5.24
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.51
Class T	1.35%
Actual		$ 1,000.00	$ 918.10	$ 6.42
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 6.76
Class B	1.86%
Actual		$ 1,000.00	$ 915.50	$ 8.83
HypotheticalA		$ 1,000.00	$ 1,015.57	$ 9.30
Class C	1.85%
Actual		$ 1,000.00	$ 916.50	$ 8.79
HypotheticalA		$ 1,000.00	$ 1,015.62	$ 9.25
Mega Cap Stock	.81%
Actual		$ 1,000.00	$ 921.60	$ 3.86
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Institutional Class	.85%
Actual		$ 1,000.00	$ 920.40	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.8	3.8
Wells Fargo & Co.	4.7	4.4
JPMorgan Chase & Co.	4.3	4.0
Bank of America Corp.	3.7	2.7
Cisco Systems, Inc.	3.6	3.7
Apple, Inc.	3.0	2.3
Pfizer, Inc.	2.6	3.0
Chevron Corp.	2.6	2.6
Merck & Co., Inc.	2.5	2.0
Johnson & Johnson	2.2	2.2
	34.0
Top Five Market Sectors as of June 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.8	21.7
Financials	19.7	18.9
Energy	13.6	11.9
Health Care	12.8	12.8
Consumer Discretionary	9.2	10.2
Asset Allocation (% of fund's net assets)
As of June 30, 2010 *		As of December 31, 2009 **
	Stocks 100.1%		Stocks 99.4%
	Convertible Securities 0.0%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets † (0.1)%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	9.6%	** Foreign investments	8.0%

† Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments June 30, 2010

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 8.1%
Auto Components - 0.6%
Johnson Controls, Inc.	112,500	$ 3,022,875
Hotels, Restaurants & Leisure - 0.0%
Yum! Brands, Inc.	6,300	245,952
Media - 1.9%
Comcast Corp. Class A (special) (non-vtg.)	320,200	5,260,886
Omnicom Group, Inc.	20,900	716,870
Time Warner, Inc.	60,300	1,743,273
Viacom, Inc. Class B (non-vtg.)	63,200	1,982,584
		9,703,613
Multiline Retail - 1.2%
Target Corp.	119,000	5,851,230
Specialty Retail - 4.4%
Best Buy Co., Inc.	120,200	4,069,972
Home Depot, Inc.	173,100	4,858,917
Lowe's Companies, Inc.	323,000	6,595,660
Staples, Inc.	353,943	6,742,614
		22,267,163
TOTAL CONSUMER DISCRETIONARY		41,090,833
CONSUMER STAPLES - 7.5%
Beverages - 2.5%
PepsiCo, Inc.	124,700	7,600,465
The Coca-Cola Co.	104,600	5,242,552
		12,843,017
Food & Staples Retailing - 0.9%
Walgreen Co.	176,200	4,704,540
Food Products - 1.4%
Archer Daniels Midland Co.	56,200	1,451,084
Danone	62,517	3,351,412
Kellogg Co.	1,000	50,300
Nestle SA	41,587	2,005,277
		6,858,073
Household Products - 0.8%
Colgate-Palmolive Co.	6,800	535,568
Kimberly-Clark Corp.	58,100	3,522,603
		4,058,171
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 1.9%
Philip Morris International, Inc.	205,930	$ 9,439,831
TOTAL CONSUMER STAPLES		37,903,632
ENERGY - 13.6%
Energy Equipment & Services - 2.2%
Baker Hughes, Inc.	55,600	2,311,292
Halliburton Co.	99,200	2,435,360
Smith International, Inc.	96,000	3,614,400
Weatherford International Ltd. (a)	221,600	2,911,824
		11,272,876
Oil, Gas & Consumable Fuels - 11.4%
Anadarko Petroleum Corp.	42,600	1,537,434
Apache Corp.	15,400	1,296,526
BG Group PLC	33,620	499,874
Chevron Corp.	191,500	12,995,190
Exxon Mobil Corp.	423,171	24,150,368
Hess Corp.	42,900	2,159,586
Marathon Oil Corp.	107,700	3,348,393
Occidental Petroleum Corp.	66,900	5,161,335
Royal Dutch Shell PLC Class A sponsored ADR	58,638	2,944,800
Suncor Energy, Inc.	121,400	3,572,835
		57,666,341
TOTAL ENERGY		68,939,217
FINANCIALS - 19.7%
Capital Markets - 2.2%
Bank of New York Mellon Corp.	170,600	4,212,114
Charles Schwab Corp.	64,700	917,446
Goldman Sachs Group, Inc.	6,800	892,636
Morgan Stanley	167,100	3,878,391
Northern Trust Corp.	22,800	1,064,760
		10,965,347
Commercial Banks - 8.3%
Banco Santander SA	84,016	880,972
BB&T Corp.	108,400	2,852,004
Intesa Sanpaolo SpA	185,505	488,544
PNC Financial Services Group, Inc.	121,300	6,853,450
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp, Delaware	323,400	$ 7,227,990
Wells Fargo & Co.	939,453	24,049,997
		42,352,957
Diversified Financial Services - 9.0%
Bank of America Corp.	1,299,435	18,672,881
Citigroup, Inc. (a)	1,414,300	5,317,768
JPMorgan Chase & Co.	591,100	21,640,171
		45,630,820
Insurance - 0.2%
Allstate Corp.	38,300	1,100,359
TOTAL FINANCIALS		100,049,483
HEALTH CARE - 12.8%
Biotechnology - 2.1%
Amgen, Inc. (a)	116,190	6,111,594
Celgene Corp. (a)	4,800	243,936
Genzyme Corp. (a)	54,100	2,746,657
Gilead Sciences, Inc. (a)	46,200	1,583,736
		10,685,923
Health Care Equipment & Supplies - 0.5%
Baxter International, Inc.	54,000	2,194,560
Health Care Providers & Services - 1.5%
McKesson Corp.	42,100	2,827,436
UnitedHealth Group, Inc.	111,500	3,166,600
WellPoint, Inc. (a)	32,600	1,595,118
		7,589,154
Pharmaceuticals - 8.7%
Abbott Laboratories	133,500	6,245,130
Allergan, Inc.	19,700	1,147,722
Johnson & Johnson	188,800	11,150,528
Merck & Co., Inc.	355,700	12,438,829
Pfizer, Inc.	923,400	13,167,684
		44,149,893
TOTAL HEALTH CARE		64,619,530
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 8.4%
Aerospace & Defense - 2.2%
Honeywell International, Inc.	215,200	$ 8,399,256
Precision Castparts Corp.	5,000	514,600
United Technologies Corp.	33,200	2,155,012
		11,068,868
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	9,200	512,072
United Parcel Service, Inc. Class B	68,600	3,902,654
		4,414,726
Industrial Conglomerates - 1.2%
3M Co.	18,900	1,492,911
General Electric Co.	296,200	4,271,204
Koninklijke Philips Electronics NV unit	21,900	653,496
		6,417,611
Machinery - 3.2%
Caterpillar, Inc.	8,400	504,588
Danaher Corp.	42,800	1,588,736
Deere & Co.	27,800	1,547,904
Ingersoll-Rand Co. Ltd.	257,600	8,884,624
PACCAR, Inc.	88,400	3,524,508
		16,050,360
Road & Rail - 0.9%
Union Pacific Corp.	64,900	4,511,199
TOTAL INDUSTRIALS		42,462,764
INFORMATION TECHNOLOGY - 24.8%
Communications Equipment - 6.2%
Cisco Systems, Inc. (a)	861,200	18,352,172
Juniper Networks, Inc. (a)	196,600	4,486,412
QUALCOMM, Inc.	253,700	8,331,508
		31,170,092
Computers & Peripherals - 5.5%
Apple, Inc. (a)	59,400	14,940,882
EMC Corp. (a)	361,800	6,620,940
Hewlett-Packard Co.	145,800	6,310,224
		27,872,046
Electronic Equipment & Components - 0.9%
Corning, Inc.	293,500	4,740,025
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.8%
eBay, Inc. (a)	120,100	$ 2,355,161
Google, Inc. Class A (a)	15,050	6,696,498
		9,051,659
IT Services - 3.9%
Accenture PLC Class A	54,900	2,121,885
International Business Machines Corp.	83,100	10,261,188
MasterCard, Inc. Class A	28,800	5,746,464
Visa, Inc. Class A	25,200	1,782,900
		19,912,437
Semiconductors & Semiconductor Equipment - 4.0%
Applied Materials, Inc.	216,300	2,599,926
ASML Holding NV	180,000	4,944,600
Broadcom Corp. Class A	41,700	1,374,849
KLA-Tencor Corp.	44,300	1,235,084
Taiwan Semiconductor Manufacturing Co. Ltd.	954,974	1,776,952
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	330,200	3,222,752
Texas Instruments, Inc.	223,500	5,203,080
		20,357,243
Software - 2.5%
Adobe Systems, Inc. (a)	81,400	2,151,402
Autonomy Corp. PLC (a)	152,347	4,151,482
Oracle Corp.	262,200	5,626,812
Symantec Corp. (a)	57,100	792,548
		12,722,244
TOTAL INFORMATION TECHNOLOGY		125,825,746
MATERIALS - 2.5%
Chemicals - 2.5%
Dow Chemical Co.	121,700	2,886,724
E.I. du Pont de Nemours & Co.	163,018	5,638,793
Monsanto Co.	93,500	4,321,570
		12,847,087
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	172,600	4,836,252
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.2%
American Tower Corp. Class A (a)	27,700	$ 1,232,650
TOTAL TELECOMMUNICATION SERVICES		6,068,902
UTILITIES - 0.4%
Electric Utilities - 0.4%
FirstEnergy Corp.	50,700	1,786,161
TOTAL COMMON STOCKS (Cost $553,361,620)		501,593,355
Nonconvertible Preferred Stocks - 1.1%

CONSUMER DISCRETIONARY - 1.1%
Automobiles - 1.1%
Porsche Automobil Holding SE	56,300	2,410,398
Volkswagen AG	34,200	3,002,699
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,181,219)		5,413,097
Money Market Funds - 0.0%

Fidelity Cash Central Fund, 0.20% (b) (Cost $203,690)	203,690	203,690
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $559,746,529)		507,210,142
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(450,416)
NET ASSETS - 100%		$ 506,759,726
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,700
Fidelity Securities Lending Cash Central Fund	16,140
Total	$ 20,840
Other Information

The following is a summary of the inputs used, as of June 30, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 46,503,930	$ 41,090,833	$ 5,413,097	$ -
Consumer Staples	37,903,632	32,546,943	5,356,689	-
Energy	68,939,217	68,439,343	499,874	-
Financials	100,049,483	98,679,967	1,369,516	-
Health Care	64,619,530	64,619,530	-	-
Industrials	42,462,764	42,462,764	-	-
Information Technology	125,825,746	119,897,312	5,928,434	-
Materials	12,847,087	12,847,087	-	-
Telecommunication Services	6,068,902	6,068,902	-	-
Utilities	1,786,161	1,786,161	-	-
Money Market Funds	203,690	203,690	-	-
Total Investments in Securities:	$ 507,210,142	$ 488,642,532	$ 18,567,610	$ -
Income Tax Information

At June 30, 2010, the Fund had a capital loss carryforward of approximately $198,200,550 of which $88,847,328 and $109,353,222 will expire on June 30, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2010

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $559,542,839)	$ 507,006,452
Fidelity Central Funds (cost $203,690)	203,690
Total Investments (cost $559,746,529)		$ 507,210,142
Cash		18,130
Receivable for investments sold		3,692,024
Receivable for fund shares sold		353,198
Dividends receivable		645,141
Distributions receivable from Fidelity Central Funds		109
Other receivables		14,207
Total assets		511,932,951

Liabilities
Payable for investments purchased	$ 2,674,300
Payable for fund shares redeemed	2,098,394
Accrued management fee	206,090
Distribution fees payable	2,189
Other affiliated payables	138,027
Other payables and accrued expenses	54,225
Total liabilities		5,173,225

Net Assets		$ 506,759,726
Net Assets consist of:
Paid in capital		$ 764,094,759
Undistributed net investment income		2,173,091
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(206,971,646)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(52,536,478)
Net Assets		$ 506,759,726

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

June 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,237,970 ÷ 277,428 shares)	$ 8.07

Maximum offering price per share (100/94.25 of $8.07)	$ 8.56
Class T: Net Asset Value and redemption price per share ($1,073,035 ÷ 132,916 shares)	$ 8.07

Maximum offering price per share (100/96.50 of $8.07)	$ 8.36
Class B: Net Asset Value and offering price per share ($666,900 ÷ 83,119 shares)A	$ 8.02

Class C: Net Asset Value and offering price per share ($807,405 ÷ 100,809 shares)A	$ 8.01

Mega Cap Stock: Net Asset Value, offering price and redemption price per share ($500,406,744 ÷ 61,721,410 shares)	$ 8.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,567,672 ÷ 193,732 shares)	$ 8.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended June 30, 2010

Investment Income
Dividends		$ 6,881,085
Income from Fidelity Central Funds		20,840
Total income		6,901,925

Expenses
Management fee	$ 1,806,436
Transfer agent fees	990,474
Distribution fees	19,387
Accounting and security lending fees	151,758
Custodian fees and expenses	65,355
Independent trustees' compensation	2,145
Registration fees	106,402
Audit	45,113
Legal	1,940
Interest	195
Miscellaneous	6,589
Total expenses before reductions	3,195,794
Expense reductions	(49,969)	3,145,825
Net investment income (loss)		3,756,100
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,203,826
Foreign currency transactions	(11,417)
Total net realized gain (loss)		30,192,409
Change in net unrealized appreciation (depreciation) on: Investment securities	(24,007,471)
Assets and liabilities in foreign currencies	(651)
Total change in net unrealized appreciation (depreciation)		(24,008,122)
Net gain (loss)		6,184,287
Net increase (decrease) in net assets resulting from operations		$ 9,940,387

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended June 30, 2010	Year ended June 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,756,100	$ 7,804,841
Net realized gain (loss)	30,192,409	(232,162,114)
Change in net unrealized appreciation (depreciation)	(24,008,122)	46,558,722
Net increase (decrease) in net assets resulting from operations	9,940,387	(177,798,551)
Distributions to shareholders from net investment income	(4,677,008)	(8,071,117)
Distributions to shareholders from net realized gain	-	(1,264,718)
Total distributions	(4,677,008)	(9,335,835)
Share transactions - net increase (decrease)	245,831,887	(225,283,844)
Total increase (decrease) in net assets	251,095,266	(412,418,230)

Net Assets
Beginning of period	255,664,460	668,082,690
End of period (including undistributed net investment income of $2,173,091 and undistributed net investment income of $3,128,002, respectively)	$ 506,759,726	$ 255,664,460

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended June 30,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.20	$ 9.89	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.06	.10	.05
Net realized and unrealized gain (loss)	.92	(2.65)	(.77)
Total from investment operations	.98	(2.55)	(.72)
Distributions from net investment income	(.11)	(.12)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.11)	(.14)	-
Net asset value, end of period	$ 8.07	$ 7.20	$ 9.89
Total Return B, C, D	13.65%	(25.98)%	(6.79)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.10%	1.13%	1.02% A
Expenses net of fee waivers, if any	1.10%	1.13%	1.02% A
Expenses net of all reductions	1.10%	1.13%	1.01% A
Net investment income (loss)	.66%	1.44%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,238	$ 806	$ 106
Portfolio turnover rate G	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended June 30,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.20	$ 9.88	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.03	.09	.04
Net realized and unrealized gain (loss)	.93	(2.67)	(.77)
Total from investment operations	.96	(2.58)	(.73)
Distributions from net investment income	(.09)	(.08)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.09)	(.10)	-
Net asset value, end of period	$ 8.07	$ 7.20	$ 9.88
Total Return B, C, D	13.32%	(26.21)%	(6.88)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.36%	1.36%	1.32% A
Expenses net of fee waivers, if any	1.36%	1.36%	1.32% A
Expenses net of all reductions	1.35%	1.36%	1.32% A
Net investment income (loss)	.41%	1.21%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,073	$ 446	$ 136
Portfolio turnover rate G	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended June 30,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.19	$ 9.87	$ 10.61
Income from Investment Operations
Net investment income (loss) E	(.01)	.05	.02
Net realized and unrealized gain (loss)	.92	(2.66)	(.76)
Total from investment operations	.91	(2.61)	(.74)
Distributions from net investment income	(.08)	(.05)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.08)	(.07)	-
Net asset value, end of period	$ 8.02	$ 7.19	$ 9.87
Total Return B, C, D	12.60%	(26.56)%	(6.97)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.88%	1.88%	1.73% A
Expenses net of fee waivers, if any	1.88%	1.88%	1.73% A
Expenses net of all reductions	1.88%	1.88%	1.73% A
Net investment income (loss)	(.12)%	.68%	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 667	$ 263	$ 107
Portfolio turnover rate G	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended June 30,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.16	$ 9.87	$ 10.61
Income from Investment Operations
Net investment income (loss) E	(.01)	.05	.02
Net realized and unrealized gain (loss)	.92	(2.66)	(.76)
Total from investment operations	.91	(2.61)	(.74)
Distributions from net investment income	(.06)	(.08)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.06)	(.10)	-
Net asset value, end of period	$ 8.01	$ 7.16	$ 9.87
Total Return B, C, D	12.72%	(26.56)%	(6.97)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.86%	1.88%	1.71% A
Expenses net of fee waivers, if any	1.86%	1.88%	1.71% A
Expenses net of all reductions	1.85%	1.88%	1.71% A
Net investment income (loss)	(.10)%	.69%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 807	$ 470	$ 98
Portfolio turnover rate G	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mega Cap Stock

Years ended June 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.23	$ 9.91	$ 12.06	$ 10.31	$ 9.28
Income from Investment Operations
Net investment income (loss) B	.08	.13	.14	.09	.05
Net realized and unrealized gain (loss)	.93	(2.67)	(1.60)	1.93	1.21
Total from investment operations	1.01	(2.54)	(1.46)	2.02	1.26
Distributions from net investment income	(.13)	(.12)	(.07)	(.09)	(.06)
Distributions from net realized gain	-	(.02)	(.62)	(.18)	(.17)
Total distributions	(.13)	(.14)	(.69)	(.27)	(.23)
Net asset value, end of period	$ 8.11	$ 7.23	$ 9.91	$ 12.06	$ 10.31
Total Return A	13.93%	(25.77)%	(12.73)%	20.05%	13.63%
Ratios to Average Net Assets C, E
Expenses before reductions	.81%	.79%	.75%	.81%	.86%
Expenses net of fee waivers, if any	.80%	.78%	.74%	.81%	.86%
Expenses net of all reductions	.79%	.78%	.74%	.81%	.82%
Net investment income (loss)	.96%	1.78%	1.28%	.79%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 500,407	$ 253,164	$ 667,542	$ 205,163	$ 182,834
Portfolio turnover rate D	97%	138%	97%	94%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended June 30,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 7.22	$ 9.91	$ 10.61
Income from Investment Operations
Net investment income (loss) D	.08	.13	.07
Net realized and unrealized gain (loss)	.92	(2.67)	(.77)
Total from investment operations	1.00	(2.54)	(.70)
Distributions from net investment income	(.13)	(.13)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.13)	(.15)	-
Net asset value, end of period	$ 8.09	$ 7.22	$ 9.91
Total Return B, C	13.89%	(25.81)%	(6.60)%
Ratios to Average Net Assets E, H
Expenses before reductions	.88%	.77%	.70% A
Expenses net of fee waivers, if any	.88%	.77%	.70% A
Expenses net of all reductions	.87%	.77%	.70% A
Net investment income (loss)	.88%	1.79%	1.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,568	$ 515	$ 93
Portfolio turnover rate F	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2010

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Mega Cap Stock and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of June 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,772,705
Gross unrealized depreciation	(72,080,188)
Net unrealized appreciation (depreciation)	$ (61,307,483)

Tax Cost	$ 568,517,625

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,173,091
Capital loss carryforward	$ (198,200,550)
Net unrealized appreciation (depreciation)	$ (61,307,574)

The tax character of distributions paid was as follows:

	June 30, 2010	June 30, 2009
Ordinary Income	$ 4,677,008	$ 8,071,117
Long-term Capital Gains	-	1,264,718
Total	$ 4,677,008	$ 9,335,835

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $622,221,168 and $373,492,109, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 4,050	$ 26
Class T	.25%	.25%	3,112	0
Class B	.75%	.25%	5,051	3,803
Class C	.75%	.25%	7,174	3,171
			$ 19,387	$ 7,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,550
Class T	956
Class B*	63
Class C*	713
$ 6,282

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 4,834.30
Class T	1,875.30
Class B	1,642.33
Class C	2,152.30
Mega Cap Stock	976,598.25
Institutional Class	3,373.32
	$ 990,474

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $34,648 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,533,500.47%		$ 195

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,405 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $16,140.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,494 for the period.

In addition, FMR voluntarily agreed to reimburse a portion of Mega Cap Stock's operating expenses. During the period, this reimbursement reduced the class' expense by $22,475.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2010	2009
From net investment income
Class A	$ 14,433	$ 5,012
Class T	5,619	1,485
Class B	3,019	634
Class C	3,736	2,462
Mega Cap Stock	4,638,812	8,059,647
Institutional Class	11,389	1,877
Total	$ 4,677,008	$ 8,071,117
From net realized gain
Class A	$ -	$ 291
Class T	-	296
Class B	-	207
Class C	-	292
Mega Cap Stock	-	1,263,444
Institutional Class	-	188
Total	$ -	$ 1,264,718

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2010	2009	2010	2009
Class A
Shares sold	206,749	179,996	$ 1,785,964	$ 1,218,166
Reinvestment of distributions	1,491	668	12,146	4,811
Shares redeemed	(42,757)	(79,468)	(366,329)	(550,154)
Net increase (decrease)	165,483	101,196	$ 1,431,781	$ 672,823
Class T
Shares sold	130,216	67,688	$ 1,149,513	$ 453,514
Reinvestment of distributions	704	225	5,607	1,781
Shares redeemed	(59,921)	(19,734)	(504,887)	(134,514)
Net increase (decrease)	70,999	48,179	$ 650,233	$ 320,781
Class B
Shares sold	61,939	39,683	$ 536,167	$ 264,321
Reinvestment of distributions	377	106	2,999	833
Shares redeemed	(15,801)	(14,012)	(135,627)	(87,905)
Net increase (decrease)	46,515	25,777	$ 403,539	$ 177,249

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended June 30,	2010	2009	2010	2009
Class C
Shares sold	66,985	85,970	$ 573,391	$ 613,384
Reinvestment of distributions	455	373	3,608	2,753
Shares redeemed	(32,259)	(30,668)	(275,611)	(192,598)
Net increase (decrease)	35,181	55,675	$ 301,388	$ 423,539
Mega Cap Stock
Shares sold	40,219,704	26,819,369	$ 357,841,009	$ 200,402,028
Reinvestment of distributions	528,884	1,015,275	4,344,951	8,283,303
Shares redeemed	(14,055,530)	(60,194,220)	(120,180,637)	(436,019,552)
Net increase (decrease)	26,693,058	(32,359,576)	$ 242,005,323	$ (227,334,221)
Institutional Class
Shares sold	146,362	86,222	$ 1,249,340	$ 601,754
Reinvestment of distributions	34	172	282	1,400
Shares redeemed	(23,944)	(24,539)	(209,999)	(147,169)
Net increase (decrease)	122,452	61,855	$ 1,039,623	$ 455,985

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 19% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mega Cap Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following fund qualifies for the dividends-received deduction for corporate shareholders:

	August 2009	December 2009
Institutional Class	100%	100%

A percentage of the dividends distributed during the fiscal year for the following fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	August 2009	December 2009
Institutional Class	100%	100%

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co. Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AGIII-UANN-0810
1.855219.102

Item 2. Code of Ethics

As of the end of the period, June 30, 2010, Fidelity Hastings Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Fifty, Fidelity Fund, Fidelity Growth Discovery Fund, and Fidelity Mega Cap Stock Fund (the "Funds"):

Services Billed by PwC

June 30, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Fifty	$37,000	$-	$3,200	$2,100
Fidelity Fund	$66,000	$-	$3,200	$4,800
Fidelity Growth Discovery Fund	$41,000	$-	$3,200	$2,100
Fidelity Mega Cap Stock Fund	$39,000	$-	$3,200	$1,800

June 30, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Fifty	$38,000	$-	$3,200	$2,200
Fidelity Fund	$73,000	$-	$3,200	$5,900
Fidelity Growth Discovery Fund	$44,000	$-	$3,200	$2,500
Fidelity Mega Cap Stock Fund	$43,000	$-	$3,200	$1,900

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	June 30, 2010A	June 30, 2009A
Audit-Related Fees	$1,845,000	$3,245,000
Tax Fees	$-	$2,000
All Other Fees	$145,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	June 30, 2010 A	June 30, 2009 A
PwC	$4,240,000	$3,940,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Hastings Street Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	August 26, 2010
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	August 26, 2010